UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Paladin Realty Income Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT AND NOTICE

OF

2008 ANNUAL STOCKHOLDERS MEETING

10880 Wilshire Boulevard, Suite 1400 Los Angeles, California 90024 April 30, 2008

To our Stockholders:

It is our pleasure to invite you to attend our 2008 Annual Meeting of Stockholders, or the “2008 Annual Meeting,” which will be held on Thursday, June 19, 2008, at our headquarters at 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024. The 2008 Annual Meeting will start at 10:00 a.m., local time.

The ballot for the 2008 Annual Meeting, to which this proxy statement relates, includes: (1) a company proposal for the election of seven persons to serve on our board of directors until the 2009 Annual Meeting and until their successors are duly elected and qualify; and (2) ten company proposals to amend certain provisions of the Company’s Articles of Amendment and Restatement (the “Charter”). We also plan to transact such other business as may properly come before the 2008 Annual Meeting and any adjournments or postponements thereof. Our board of directors has fixed the close of business on April 21, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the 2008 Annual Meeting or any adjournment or postponement thereof. If you will need special assistance at the 2008 Annual Meeting because of a disability, please contact Whitney Greaves at (310) 996-8770.

Please note that you will need to show that you are a stockholder of Paladin Realty Income Properties, Inc. to attend the 2008 Annual Meeting. Your admission card is included with this proxy statement, and you will need to bring that card with you to the 2008 Annual Meeting, together with valid picture identification. If your shares are held in the name of your broker or another nominee, or if you received your proxy materials electronically, then you also will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification. You will be able to attend the 2008 Annual Meeting only if you have either an admission card or proof that you own Paladin REIT stock.

Whether or not you plan to attend our annual meeting, you can make certain that your shares are represented at the 2008 Annual Meeting by promptly completing, signing and returning the enclosed proxy card in the preaddressed envelope provided or by authorizing your proxy using the telephone or Internet.

Thank you for your support.

Sincerely,

/s/ JAMES R. WORMS
James R. Worms
President and Chief Executive Officer

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time:	10:00 a.m., local time, on Thursday, June 19, 2008

Place:	10880 Wilshire Boulevard, Suite 1400 Los Angeles, California 90024

Items of Business:

(1) To elect seven directors.

(2) To approve ten proposals to amend certain provisions of the Charter, including amendments relating to:

(a)     Specific Powers and Authority of the Board of Directors as provided in Sections 5.1(b)(xvi) and 6.6(a);

(b)     Election, Vacancies, Resignation or Removal of Directors as Provided in Sections 5.2(c) and (d) and 5.6;

(c)     Suitability Standards as provided in Section 6.7(a);

(d)     Removal of Restriction on Appraisal Rights as provided in Section 8.3;

(e)     Removal of Certain Investment Limitations as provided in Section 10.4;

(f)      Limitation of Liability of Directors and Officers as provided in Section 12.2;

(g)     Indemnification as provided in Section 12.3(b);

(h)     Amendments to the Charter, as provided in Article XIII;

(i)      Duration of the Company as provided in Section 15.2; and

(j)      Certain miscellaneous, non-substantive items necessary to give effect to one or more of the foregoing amendments.

(3) To transact other business properly coming before the 2008 Annual Meeting or any adjournment or postponement thereof.

Who Can Vote:	You can vote if you were a stockholder of record of our common stock, par value $.01 per share, as of the close of business on April 21, 2008, the record date.

Annual Report:	A copy of our 2007 annual report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

Date of Mailing:	This notice and the accompanying proxy statement are first being mailed to stockholders on or about Wednesday, April 30, 2008.

Proxy Voting:	Your vote is very important. Whether or not you plan to attend our 2008 Annual Meeting, you can make certain that your shares are represented at the 2008 Annual Meeting by promptly completing, signing and returning the enclosed proxy card in the preaddressed envelope provided or by authorizing your proxy using the telephone or Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors

/s/ MICHAEL B. LENARD

Michael B. Lenard

Executive Vice President, Secretary and Counselor

i

ABOUT THE MEETING

What am I voting on?

You will be voting on the following:

•	To elect seven directors;

•	To approve ten amendments to our Charter; and

•	To transact such other business as may properly come before the 2008 Annual Meeting or any adjournment or postponement thereof.

No cumulative voting is authorized, and dissenter’s rights are not applicable to the matters being voted upon.

Who is entitled to vote?

You may vote on each matter properly brought before the 2008 Annual Meeting if you owned our common stock, par value $.01 per share, as of the close of business on April 21, 2008, the record date. Each share of common stock is entitled to one vote, including whole shares purchased through our distribution reinvestment plan. As of [            ], 2008, we had [            ] shares of common stock outstanding including shares of restricted stock held by our independent directors.

How do I vote if I do not plan to attend the 2008 Annual Meeting?

Whether or not you plan to attend the 2008 Annual Meeting, you can arrange for your shares to be voted at the 2008 Annual Meeting by completing, signing and returning the enclosed proxy card in the preaddressed envelope provided to you or by authorizing your proxy using the telephone or the Internet. Please see the enclosed materials for additional details.

Can I vote at the 2008 Annual Meeting?

You may vote your shares at the 2008 Annual Meeting if you attend in person and the shares are registered in your name. If your shares are held in the name of your broker or another nominee, you may not vote the shares at the 2008 Annual Meeting unless you obtain a signed proxy from the record holder. Even if you plan to attend the 2008 Annual Meeting, we encourage you to vote your shares by completing, signing and returning the enclosed proxy card.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors is a routine matter.

If you do not provide voting instructions to your brokerage firm, then the brokerage firm may either: (1) vote your shares on routine matters, or (2) leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the 2008 Annual Meeting.

When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the 2008 Annual Meeting and determining the outcome of the vote on routine matters.

A brokerage firm cannot vote customers’ shares on non-routine matters. Therefore, if your shares are held through a brokerage account and you do not authorize a proxy, then your shares will not be voted on non-routine matters. These broker “non-votes” are counted for purposes of establishing a quorum; however, they are neither counted as votes cast for nor votes cast against a non-routine matter presented for stockholder consideration. The Company’s ten proposed amendments to the Charter are non-routine matters and broker “non-votes” will have the effect of votes against the amendments to our Charter.

Can I change my vote after I return my proxy card?

You may change your vote at any time before the polls close at the 2008 Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us prior to the 2008 Annual Meeting, (2) providing a written notice to Michael B. Lenard, Executive Vice President, Secretary and Counselor, revoking your proxy, or (3) voting in person at the 2008 Annual Meeting.

ABOUT THE MEETING

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned, but do not contain instructions, will be voted “For” the election of the director nominees named on pages 4 - 6 of this proxy statement and “For” the amendments to the Company’s Charter.

How can I attend the 2008 Annual Meeting?

The 2008 Annual Meeting is open to all holders of our common stock. To attend the 2008 Annual Meeting, you will need to bring evidence of your stock ownership. Your admission card is included with this proxy statement, and you will need to bring it with you to the 2008 Annual Meeting, together with valid picture identification.

May stockholders ask questions at the 2008 Annual Meeting?

Yes. Representatives of Paladin Realty Income Properties, Inc., which we refer to as the “Company” or “Paladin REIT” throughout this proxy statement, will answer stockholders’ questions of general interest at the end of the 2008 Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

How many votes must be present to hold the 2008 Annual Meeting?

Your shares are counted as present at the 2008 Annual Meeting if you attend the 2008 Annual

Meeting in person or if you properly return the enclosed proxy card. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of [            ], 2008 must be present in person or by proxy at the 2008 Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the 2008 Annual Meeting.

How many votes are needed to elect directors?

Each nominee must receive the “For” vote from a majority of the shares represented at the 2008 Annual Meeting in order to be elected. A proxy card marked “Withhold Authority” for a nominee will have the same effect as a vote against that nominee. Abstentions will also have the effect of votes against the nominees.

How many votes are needed to approve each proposed amendment to the Company’s Charter?

Each Company proposal to amend the Charter must receive the “For” vote of a majority of the shares outstanding in order to be approved. Abstentions and broker non-votes will have the effect of votes against the proposed Charter amendments.

Can my shares be voted on matters other than those described in this proxy statement?

Yes. We have not received proper notice of, and are not aware of, any business to be transacted at the 2008 Annual Meeting other than as indicated in this proxy statement. However, if any other item or proposal properly comes before the 2008 Annual Meeting, then the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

BOARD OF DIRECTORS INFORMATION

What is the makeup of the board of directors and how often are members elected?

Our board of directors currently has seven members, all seven of whom are up for re-election at the 2008 Annual Meeting. Each director stands for election each year. Although our shares are not listed on the New York Stock Exchange (“NYSE”) or any other national securities exchange, our board of directors has determined that the following members of our board of directors are independent under the NYSE rules: Harold H. Greene, Harvey Lenkin, Michael L. Meyer and Christopher H. Volk. In addition, we have determined that these directors are independent pursuant to the definition of independence in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, which we refer to as the “NASAA Guidelines.”

Are any directors not standing for re-election?

No. Each of the current members of our board of directors is standing for re-election.

What if a nominee is unwilling or unable to serve?

That is not expected to occur. If it does, proxies voted in favor of the original nominee will be voted for a substitute director nominated by the board of directors.

How often did the board meet in fiscal 2007?

In fiscal 2007, the board of directors met four times and acted by written consent five times. Each director attended at least 75% of the meetings of the board and of the committees of which he was a member in fiscal 2007.

Does Paladin REIT have a policy with regard to board members’ attendance at annual meetings?

Our directors may but are not required to attend our annual stockholders meeting. None of our directors attended our 2007 Annual Meeting of Stockholders.

ELECTION OF DIRECTORS, DIRECTOR BIOGRAPHIES

(Item 1 on the proxy card)

Who are this year’s nominees?

The directors standing for election this year to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify are:

James R. Worms, age 62, has served as our President and Chief Executive Officer and also as one of our directors since October 2003. Mr. Worms is also the President of Paladin Realty Advisors, LLC, which we refer to as “Paladin Advisors,” and the Chairman and Chief Executive Officer of Paladin Realty Partners, LLC, which we refer to as “Paladin Realty.” Paladin Realty is our sponsor and the managing member of Paladin Advisors.

Prior to joining the predecessor of Paladin Realty in 1995, Mr. Worms was a Managing Director of Salomon Brothers, where he co-managed the firm’s worldwide real estate investment banking activities. In this capacity, he was involved in real estate investment and advisory transactions totaling billions of dollars, including extensive experience in all types of commercial and residential real estate. Prior to joining Salomon Brothers, Mr. Worms was a principal at Eastdil Realty, Inc. where he directed Eastdil’s Western Region partnership investment operations. Before joining Eastdil, Mr. Worms worked as a Certified Public Accountant at Coopers & Lybrand. Mr. Worms has served on the board of directors for MeriStar Hospitality Corporation, a publicly traded real estate investment trust focused on the lodging industry, from August 1998 until its acquisition by an affiliate of The Blackstone Group in May 2006. Mr. Worms has been a member of various industry organizations including the Pension Real Estate Association, the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Urban Land Institute.

Mr. Worms graduated from UCLA with a Bachelor’s degree in Economics and from The Anderson School of Management at UCLA with a masters degree in Business Administration. Mr. Worms also received a law degree from Hastings College of Law.

Michael B. Lenard, age 52, has served as our Executive Vice President, Secretary and Counselor and also as one of our directors since October 2003. Mr. Lenard is also an Executive Vice President and Counselor of Paladin Advisors and a Senior Managing Director, Counselor and a management committee member of Paladin Realty.

Prior to joining the predecessor of Paladin Realty in 1993, Mr. Lenard was a partner in the international law firm of Latham & Watkins, working in its Corporate Department with a special emphasis on private investment funds, international joint ventures and other private and closely held transactions and structures. He has been a member of various industry organizations, including the Urban Land Institute.

Mr. Lenard has served in a variety of leadership positions in Olympic and international sport for over twenty years. He served for eight years as a Vice President of the United States Olympic Committee, or the “USOC,” and on the Board of Directors of the Atlanta Committee for the Olympic Games. More recently, he served as the Chair of the USOC’s Key Strategies Task Force and as the Special Advisor for Business Affairs to the USOC President. Currently, he is one of twenty worldwide members of the Swiss-based international body that oversees and operates the court that adjudicates Olympic and international sports disputes. A 1984 Olympian, in addition to other competitive honors and medals, Mr. Lenard was a seven time National Champion in Team Handball and Team Handball Athlete of the Year for 1985 and USOC SportsMan of the Year in Team Handball in 1985.

Mr. Lenard attended New York University Law School and University of Southern California Law School, and graduated from the latter with a Juris Doctor degree and was a member of the Order of the Coif and Law Review. He graduated with distinction from the University of Wisconsin with a Bachelor’s degree in Business Administration in both Accounting and Finance, where he was inducted into the Phi Kappa Phi and Beta Gamma Sigma national scholastic honor societies.

John A. Gerson, age 59, has served as our Chief Financial Officer and an Executive Vice President and also as one of our directors since February 2004. He is also an Executive Vice President and Chief Financial Officer of Paladin Advisors and Chief Financial Officer, a Senior Managing Director and a management committee member of Paladin Realty.

Prior to joining Paladin Realty in 1999, Mr. Gerson was Chief Financial Officer of Kohlberg Kravis Roberts & Co., or “KKR,” a major management buyout firm with more than $10 billion in invested equity capital, from 1985 to 1996. He was responsible for KKR’s banking and financing needs, the firm’s reporting systems, senior liaison contact with investors and management of the firm’s treasury and general partners’

investments. From 1982 to 1985, he was Vice President and Deputy Controller of Societé Generale’s U.S. operations, directing all financial accounting and reporting systems of their U.S. business unit. From 1980 to 1982, he was Chief Financial Officer of Wells Fargo Bank International, a $500 million multi-branch international banking subsidiary of Wells Fargo International Bank. Mr. Gerson started his career as Assistant Controller and Assistant Vice President of Irving Leasing Corporation, an equipment leasing and financing subsidiary of Irving Trust Company, after serving as an audit supervisor for Peat, Marwick, Mitchell & Co.

Mr. Gerson is a trustee of Pace University and a member of the American Institute of Certified Public Accountants and the New York State and New Jersey Society of Certified Public Accountants. He graduated from Pace University with a Bachelor’s degree in Business Administration.

Harold H. Greene, age 69, has served as one of our directors since February 2004. Mr. Greene is a retired Managing Director of Commercial Real Estate for Bank of America, where he held responsibility for lending to commercial real estate developers in California, from 1998 to June 2001. Prior to joining Bank of America, Mr. Greene served from 1990 to 1998 as an Executive Vice President with Seafirst Bank, where he was responsible for real estate lending for the Northwest and for managing a real estate portfolio comprised of approximately $2 billion in assets. Mr. Greene is a director of William Lyon Homes, a builder of new luxury and single family home communities in California, Nevada and Arizona. Mr. Greene is also a director of Grubb & Ellis Company.

Mr. Greene graduated from UCLA with a Bachelor’s degree in Political Science. Mr. Greene has also studied at the Northwestern University Mortgage Banking School and the Southwest Graduate School of Banking at Southern Methodist University.

Harvey Lenkin, age 71, has served as one of our directors since February 2004. Mr. Lenkin served as President and Chief Operating Officer and as a director of Public Storage, Inc. from November 1991 until his retirement on June 30, 2005. He continues to serve as a director of Public Storage, Inc. Public Storage, Inc. is a real estate investment trust that primarily acquires, develops, owns and operates storage facilities. Mr. Lenkin has been employed in various capacities by Public Storage, Inc. for 26 years. Since March 1998, Mr. Lenkin has been a director of PS Business Parks, Inc., an affiliate of Public Storage, Inc. that is a real estate investment trust that acquires primarily industrial, office, retail and flex properties.

Mr. Lenkin was President of PS Business Parks, Inc. from 1990 until March of 1998. Mr. Lenkin has served a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc.

Mr. Lenkin graduated from UCLA with a bachelor’s degree in education.

Michael L. Meyer, age 69, has served as one of our directors since February 2004. Mr. Meyer is a private real estate investor and since October 1999 has been the Chief Executive Officer of Michael L. Meyer Company, which is a principal of and/or manager of real estate entities and provides those entities with property acquisition financing and management services and advice. Since June 2006, Mr. Meyer has also been a principal in AMG Realty Investors, LLC, a commercial real estate investment company. From 2000 to 2003, Mr. Meyer was a principal in Advantage 4 LLC, a provider of telecommunications systems for real estate projects. From 1974 to 1998, Mr. Meyer was Managing Partner—Orange County with E&Y Kenneth Leventhal Real Estate Group of Ernst & Young LLP and its predecessor. Mr. Meyer is a director of City National Bank and City National Corporation.

Mr. Meyer was inducted into the California Building Industry Foundation Hall of Fame in June of 1999 for outstanding achievements in the real estate industry and community. Mr. Meyer was also the recipient of the University of California Irvine Graduate School of Management Real Estate Program Lifetime Achievement Award. Mr. Meyer is a graduate of the University of Iowa.

Christopher H. Volk, age 51, has served as one of our directors since February 2004. Mr. Volk is President and Chief Executive Officer and a director of Spirit Finance Corporation, a Scottsdale, Arizona-based real estate investment trust that specializes in providing financing for single tenant, operationally-essential real estate, which he co-founded in 2003. Since September 2005, Mr. Volk has also served as Chief Executive Officer of Spirit Finance Corporation. In August 2007, Spirit Finance Corporation was acquired through a merger with Redford Merger Co., which is owned by a consortium of investors including Macquarie Bank Limited, Kaupthing Bank hf, and other independent equity participants. From 1986 until August 2001, Mr. Volk was President and Chief Operating Officer and a member of the board of directors of Franchise Finance Corporation of America, a NYSE-listed real estate investment trust that focused on providing real estate financing to multi-unit operators of chain restaurants, convenience stores and automotive services and parts outlets, and from August 2001 to December 2002 served as Chief Operating Officer of its successor, GE Franchise Finance.

Mr. Volk has been widely published in areas of finance, credit analysis and evaluation and has frequently served as a guest lecturer and conference speaker. Mr. Volk graduated from Washington and Lee University with a Bachelor’s degree and from Georgia State University with a Masters degree in Business Administration.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE
DIRECTORS

EXECUTIVE OFFICER

BIOGRAPHIES

Whitney A. Greaves, age 44, has served as our Chief Operating Officer since May 2007. Ms. Greaves also serves as a Vice President of Paladin Advisors and a Managing Director of Paladin Realty.

Prior to joining Paladin Realty in 1995, Ms. Greaves was a First Vice President and Portfolio Manager for First Nationwide Bank in San Francisco. During her seven year tenure with First Nationwide, her responsibilities included management and disposition of portfolios of non-performing loans and real estate assets. Ms. Greaves was also responsible for restructuring tax-exempt bond financings and credit enhancement facilities with the Federal Home Loan Bank and Fannie Mae, resolving complex construction and partnership litigation disputes and managing several environmental remediation projects. Ms. Greaves has been a member of various industry organizations including the Pension Real

Estate Association and the Urban Land Institute. Ms. Greaves graduated from the University of Redlands with a Bachelor’s degree in Economics and Political Science.

William K. Dunbar, age 48, has served as our Chief Investment Officer since May 2007. Mr. Dunbar is also a Vice President of Paladin Advisors and a Managing Director of Paladin Realty.

Prior to joining Paladin Realty in 1998, Mr. Dunbar was a Senior Vice President of Greystone Realty Corp., where he acquired residential and commercial real estate totaling several hundred million dollars, and originated and managed a joint venture development fund. Mr. Dunbar began his career as a Real Estate Loan Officer for Chemical Bank in New York. He has been a member of various industry organizations including the Pension Real Estate Association and the Urban Land Institute.

BOARD OF DIRECTORS COMMITTEES

What are the committees of the board?

Our board of directors has the following committees:

NAME OF COMMITTEE AND MEMBERS	PRIMARY FUNCTIONS OF THE COMMITTEE	NUMBER OF MEETINGS/ CONSENT ACTIONS IN FISCAL YEAR 2007
Audit Committee (1): Michael L. Meyer (chairman) Harold H. Greene Harvey Lenkin Christopher H. Volk	Pursuant to our Audit Committee charter, our Audit Committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The Audit Committee is responsible for the selection, evaluation and, when necessary, replacement of our independent registered public accounting firm. Under our Audit Committee charter, the Audit Committee will always be comprised solely of independent directors.	4

Corporate Governance Committee (2): Christopher H. Volk (chairman) Harold H. Greene Harvey Lenkin

Our board of directors has established a Corporate Governance Committee. The Corporate Governance Committee is responsible for:

•      oversight of board and committee composition and practices;

•      our corporate governance practices;

•      reviewing the selection criteria for directors and reviewing the selection of nominees to serve as directors;

•      evaluating the performance of the board;

•      developing, reviewing, evaluating and making recommendations to the board with respect to corporate governance; and

•      other relevant policies and procedures.

Under our Corporate Governance Committee charter, the Corporate Governance Committee will always be comprised solely of independent directors.

		1

(1)	Paladin REIT has a separately designated Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended. Our board of directors has determined that all of the Audit Committee members are independent within the meaning of the applicable Securities and Exchange Commission (“SEC”) rules. Even though our shares are not listed on the NYSE, our board of directors has determined that all of the Audit Committee members are independent under the NYSE rules for purposes of the proxy rules. Our board of directors has determined that Mr. Meyer is an Audit Committee financial expert within the meaning of applicable SEC rules.
(2)	Even though our shares are not listed on the NYSE, our board of directors has determined that all of the Corporate Governance Committee members are independent under the NYSE rules for purposes of the proxy rules. Our Corporate Governance Committee also met in 2008 to nominate the candidates appearing in this proxy statement to serve as directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our 2005 Independent Director Incentive Stock Plan, as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:
Independent Director Incentive Stock Plan	12,000	$0	48,000
Equity compensation plans not approved by security holders:	N/A	N/A	N/A

Total	12,000	$0	48,000

(1)	On March 21, 2006, we granted 3,000 restricted shares of common stock to each of our four independent directors pursuant to our 2005 Independent Director Incentive Stock Plan. One-third of the independent director restricted stock will vest on each of the first three anniversaries of December 2, 2005, the date that we reached our minimum offering.

EXECUTIVE COMPENSATION

We currently have no employees. Our day-to-day management functions are performed by Paladin Advisors, LLC, and related affiliates. Our executive officers are all employees of Paladin Advisors and our sponsor, Paladin Realty Partners, LLC. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to Paladin Advisors and other affiliated companies.

DIRECTOR COMPENSATION - FISCAL YEAR 2007

The following table sets forth the compensation paid to our independent directors in 2007.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation	Total ($)
Harold H. Greene	36,500	N/A	36,500
Harvey Lenkin	38,000	N/A	38,000
Michael L. Meyer	35,000	N/A	35,000
Christopher H. Volk	33,500	N/A	33,500

(1)	The amounts shown in this column include cash payments for attendance at Board and committee meetings and annual cash retainers.

We pay our independent directors an annual fee of $30,000, and a fee of $2,000 for each board or committee meeting attended. If board members attend more than one meeting on any day, we will only pay such person $2,000 for all meetings attended on such day. We will also pay our independent directors a fee of $500 for each conference call they participate on pursuant to our request. Upon initial election to the board, we grant each independent director 3,000 shares of restricted stock. One-third of the independent director restricted stock will vest on each of the first three anniversaries of the date of grant. We have reserved 60,000 shares of common stock for stock grants to be granted to the independent directors pursuant to our Independent Director Incentive Stock Plan, which we refer to as the “incentive stock plan.” All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Our independent directors participate in the consideration of director compensation.

On March 21, 2006, we granted 3,000 restricted shares of common stock to each of our four independent directors pursuant to our 2005 Independent Director Incentive Stock Plan. One-third of the independent director restricted stock will vest on each of the first three anniversaries of December 2, 2005, the date that we reached our minimum offering.

AUDIT COMMITTEE REPORT, INDEPENDENCE AND AUDIT FEES

AUDIT COMMITTEE REPORT

Who serves on the Audit Committee of the Board of Directors?

The members of the Audit Committee are Michael L. Meyer, who is the Chair, Harold H. Greene, Harvey Lenkin and Christopher H. Volk.

Our board of directors has determined that Mr. Meyer is an Audit Committee financial expert within the meaning of applicable SEC rules.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter adopted by our board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. The Audit Committee charter is available on our website at www.paladinREIT.com.

What is the relationship between the Audit Committee, our management and the independent registered public accounting firm?

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. However, the Audit Committee is not professionally engaged in the practice of accounting or auditing, and its members are not experts in the fields of accounting or auditing, including with respect to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

Who is the Company’s independent registered public accounting firm?

KPMG LLP is the Company’s independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the 2008 Annual Meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our stockholders.

What has the Audit Committee done with regard to our audited financial statements for fiscal 2007?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with our management;

•	been provided with management’s representation to the Audit Committee that the our financial statements have been prepared in accordance with generally accepted accounting principles; and

•

discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s registered public accounting firm?

The Audit Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with KPMG LLP that firm’s independence.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2007?

Based upon and in reliance on the representations of and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Has the Audit Committee reviewed the fees paid to the independent auditors?

The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during fiscal 2007 for audit and non-audit services, which are set forth in this proxy statement under “Fees Paid to Independent Registered Public Accounting Firms,” and has determined that the provision of the non-audit services are compatible with the firm’s independence.

Is the Audit Committee required to pre-approve all services provided by the independent registered public accounting firm?

Pursuant to its charter, the Audit Committee must pre-approve all audit and non-audit services to be performed by the independent auditors and will not approve any services that are not permitted by SEC rules.

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Michael L. Meyer, Chair

Harold H. Greene

Harvey Lenkin

Christopher H. Volk

AUDIT COMMITTEE INDEPENDENCE

Our board of directors has determined that each member of the Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the NYSE, our board of directors has also determined that all of the independent members of our board of directors are independent under the NYSE rules.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Paladin REIT and/or Paladin Advisors incurred the following fees relating to services provided by KPMG LLP.

Audit Fees

Audit services (annual financial statement audit, quarterly reviews and registration statements) aggregated to $276,000 and $224,300 in 2007 and 2006, respectively.

Audit-Related Fees

None.

Tax Fees

We paid KPMG approximately $63,000 and $48,150 for tax services in 2007 and 2006, respectively. Approximately $38,000 and $30,050 of these fees were related to tax compliance and $25,000 and $18,100 were related to tax consulting in connection with our acquisitions in 2007 and 2006, respectively.

All Other Fees

None.

CORPORATE GOVERNANCE COMMITTEE

Christopher H. Volk is the chairman and Harold H. Greene and Harvey Lenkin are members of our Corporate Governance Committee. We have posted the Corporate Governance Committee’s charter on our website at www.paladinREIT.com. Even though our shares are not listed on the NYSE, our board of directors has also determined that all of the independent members of our board of directors are independent under the NYSE rules.

The Corporate Governance Committee assists the board in fulfilling its corporate governance duties by providing oversight of board and committee composition and practices, providing oversight of the Company’s corporate governance practices and developing and recommending other relevant policies and procedures. The Corporate Governance Committee is responsible for: (1) oversight of board and committee composition and practices; (2) corporate governance practices; (3) reviewing the selection criteria for directors and the selection of nominees to serve as directors; (4) evaluating the performance of the board; and (5) developing, reviewing, evaluating and making recommendations to the board with respect to corporate governance issues.

The Corporate Governance Committee establishes criteria for evaluating persons to be nominated for election to our board of directors and its committees. Pursuant to our Charter, nominees to our board of directors must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the types of assets to be acquired by us, and at least one independent director must have three years of direct experience in acquiring or managing the type of real estate assets to be acquired by us. We do not set additional specific criteria for directors but believe that candidates should show evidence of leadership in their particular field, have broad experience and the ability to exercise sound business judgment, possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time.

The Corporate Governance Committee has not adopted a specific policy regarding the consideration of stockholder director nominees, but its general policy is to welcome future nominees recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Corporate Governance Committee to become nominees for election to our board of directors may do so by submitting a written recommendation to Paladin Realty Income Properties, Inc., Attention: Investor Relations, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any) for the Corporate Governance Committee to consider. The Corporate Governance Committee does not intend to alter the manner in which it evaluates nominees based on whether or not the nominee was recommended by a stockholder.

The Corporate Governance Committee’s process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether our board of directors or its committees have specific unfulfilled needs. The Corporate Governance Committee then considers nominees identified by the Committee, other directors, our executive officers and stockholders, and in the future the Committee may engage a third party search firm to assist in identifying candidates. This consideration includes determining whether a candidate qualifies as “independent” under the various standards applicable to the board of directors and its committees.

The Corporate Governance Committee then selects nominees to recommend to our board of directors, which considers and makes the final selection of director nominees and directors to serve on its committees.

STOCK OWNERSHIP

The following table shows, as of March 31, 2008, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) each of our directors, (2) each of our executive officers and (3) all of our directors and executive officers as a group. As of March 31, 2008, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on [            ] shares of our common stock outstanding as of March 31, 2008.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number of Common Shares	Percentage of Class
James R. Worms (3)	566	*	%
Michael B. Lenard	—	—
John A. Gerson	—	—
Harold H. Greene (4)	3,332	*	%
Harvey Lenkin (4)	3,332	*	%
Michael L. Meyer (4)	3,332	*	%
Christopher H. Volk (4)	3,332	*	%
All directors and executive officers as a group (3)(4)	13,894	[__]	%

*	Represents beneficial ownership of less than 1.0% of the outstanding shares of our common stock.
(1)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.
(2)	The address of each person listed is c/o Paladin Realty Income Properties, Inc., 10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024.
(3)	Represents 566 shares of common stock owned directly by Paladin Realty Partners, LLC. James R. Worms, as President and Manager of Paladin Realty, may be deemed to be the beneficial owner of these shares of common stock.
(4)	Includes 3,000 shares of restricted stock that were granted under our independent director incentive stock plan as of March 21, 2006. Forfeiture conditions lapse with respect to one-third of the restricted stock each year on each of first three anniversaries of December 2, 2005, the date that we reached the minimum offering. Also includes 500 shares of common stock owned directly by Paladin Realty Partners, LLC as described in note 3 above.

GENERAL

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We currently do not have a compensation committee of our board of directors because we do not plan to pay any compensation to our officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Paladin Realty Advisors, LLC

Paladin Realty Advisors, LLC, which we refer to as “Paladin Advisors,” is our advisor and, as such, supervises and manages our day-to-day operations and selects our real estate and real estate related investments, subject to oversight by our board of directors. Paladin Advisors also provides marketing, sales and client services on our behalf. Paladin Advisors was formed on October 31, 2003 and is an affiliate of our sponsor, Paladin Realty Partners, LLC. All of our officers and directors, other than our independent directors, are officers of Paladin Advisors and officers, limited partners and/or members of Paladin Realty and other affiliates of Paladin Advisors.

We pay Paladin Advisors the following pursuant to an advisory agreement:

•

We reimburse organization and offering expenses in an amount up to 3.0% of gross offering proceeds, which include actual legal, accounting, printing and other accountable offering expenses, other than selling commissions and the dealer manager fee, including amounts to reimburse Paladin Advisors or Paladin Realty Securities, LLC, our current dealer manager, for all marketing related costs and expenses, including but not limited to, expenses relating to registering and marketing and organization costs, travel and entertainment expenses, technology costs and expenses attributable to the offering, and payment or reimbursement of bona fide due diligence expenses. As of December 31, 2007, Paladin Advisors had paid $4,354,293 of organization and offering costs on our behalf.

•	We reimburse the actual cost of goods and services used by us and obtained from entities not affiliated with Paladin Advisors, including brokerage fees paid in connection with the purchase and sale of securities.

•

We reimburse administrative services, including personnel costs; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which Paladin Advisors receives a separate fee.

•

We reimburse actual acquisition expenses incurred related to the selection, acquisition and development of real property investments and real estate related investments. Our Charter limits our ability to pay acquisition fees such that the total of all such acquisition fees and acquisition expenses shall not exceed, in the aggregate, an amount equal to 6.0% of the contract purchase price of all of the properties which we purchase directly or of our economic interest in properties purchased through joint ventures, or, in the case of real estate related investments, 6.0% of the funds we advance with respect to such investments.

•

We pay Paladin Advisors acquisition and advisory fees consisting of 1.5% of (1) the purchase price for a property acquired directly; (2) our allocable cost of real property acquired through a joint venture; or (3) the funds we advance in a real estate related investment. As of December 31, 2007, Paladin Advisors was entitled to $277,935 in acquisition and advisory fees related to our investments.

•

We pay Paladin Advisors an annual asset management fee that is payable monthly in an amount equal to one-twelfth of 0.6% of (1) the purchase price for a property acquired directly; (2) our allocable cost of real property acquired through a joint venture; or (3) the funds we advance in a real estate related investment. Paladin Advisors receives this fee for supervising the management, leasing, development and construction services provided for our properties by third parties and for the management of real estate related investments.

General and Administrative Expenses

As of December 31, 2007, Paladin Advisors and its affiliates had incurred $1,499,043 in general and administrative expenses on our behalf.

2%/25% Rule

Pursuant to the advisory agreement, Paladin Advisors is entitled to reimbursement of actual expenses incurred for administrative and other services provided to us by Paladin Advisors and its affiliates for which they do not otherwise receive a fee. We will not reimburse Paladin Advisors for operating expenses that in the fiscal year then ended exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income (the “2%/25% Rule”), and Paladin Advisors must reimburse us quarterly for any amounts by which our operating expenses exceed the 2%/25% Rule in the previous four consecutive fiscal quarters (the “Expense Period”).

Our average invested assets for any period are equal to the average book value of our assets invested in equity interests in, and loans secured by, real estate before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during the period. Our net income for any period is equal to our total revenue less total expenses other than additions to reserves for depreciation, bad debts or other similar non-cash reserves for such period. Operating expenses include all expenses incurred by us under general accepted accounting principles (including the asset management fee), but excluding organization and offering expenses, selling commissions and dealer manager fees, interest payments, taxes, non-cash expenditures such as depreciation, amortization and bad debt reserves, the subordinated disposition fee, acquisition and advisory fees and expenses and distributions pursuant to Paladin Advisors’ subordinated participation interest in Paladin Realty Income Properties, L.P. (“Paladin OP”).

Paladin Advisors must reimburse the excess expenses to us within 60 days after the end of each fiscal quarter unless the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient. Within 60 days after the end of any Expense Period for which total operating expenses exceed the 2%/25% Rule, we will send our stockholders written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. However, at Paladin

Advisors’ option, Paladin Advisors or its affiliate, as applicable, may defer receipt of any portion of the asset management fee or reimbursement of expenses and elect to receive such payments, without interest, in any subsequent fiscal year that Paladin Advisors designates. During the Expense Period ended December 31, 2007, our operating expenses, including expenses incurred on our behalf by Paladin Advisors and its affiliates, exceeded the 2%/25% Rule by $151,210. In accordance with the advisory agreement, we recognize on a quarterly basis amounts not exceeding the 2%/25% Rule.

Ownership Interest

On November 26, 2003, Paladin Realty, an affiliate of Paladin Advisors, purchased 500 shares of common stock for an aggregate of $5,000 and was admitted as our initial stockholder. On October 31, 2003, we formed Paladin Realty Income Properties, L.P. On November 26, 2003, we and Paladin Advisors each made initial capital contributions to Paladin OP of $5,000. We used the proceeds from our sale of stock to Paladin Realty to make such capital contribution to Paladin OP.

On June 23, 2004, Paladin Advisors made an additional capital contribution to Paladin OP of $195,000, such that its aggregate capital contribution is $200,000. As of December 31, 2007, Paladin Advisors holds a 0.8% limited partnership interest, and Paladin REIT holds a 99.2% general partnership interest in Paladin OP.

Paladin Advisors’ ownership interest in Paladin OP entitles it to a subordinated participation interest in addition to its right to participate with other limited partners on a proportionate basis in distributions to limited partners. The subordinated participation interest entitles Paladin Advisors to receive a cash distribution under the three circumstances (1) Subordinated Distribution of Net Sales Proceeds—Payable only if Paladin REIT is not listed on a national securities exchange and Paladin Advisors is serving as Paladin REIT’s advisor and after Paladin Advisors has made distributions in an amount necessary to provide our stockholders with a return of the total capital raised plus an 8% return; (2) Subordinated Distribution Upon Listing—Payable only if Paladin REIT is listed on a national securities exchange; and (3) Subordinated Distribution Upon Termination—Payable upon termination of Paladin Advisors as Paladin REIT’s advisor (other than for cause) only if Paladin REIT has not paid the Subordinated Distribution Upon Listing.

Dealer Manager

The current dealer manger for our follow-on offering of common stock is Paladin Realty Securities, LLC (“Paladin Securities”), a wholly owned subsidiary of Paladin Advisors. Paladin Securities is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”).

As the dealer manager for the offering, Paladin Securities is entitled to certain dealer manager fees, sales commissions and reimbursements relating to the offering. Our dealer manager agreement with Paladin Securities provides for the following compensation:

•	Selling Commissions—6.0% of gross offering proceeds from sales to the public, all of which may be reallowed to participating broker-dealers, and no commissions in distribution reinvestment plan.

•

Dealer Manager Fee—3.5% of gross offering proceeds, a portion of which may be reallowed to participating broker-dealers. The dealer manager fee will not be charged on shares sold under our distribution reinvestment program. We reimburse the actual cost of goods and services used by us and obtained from entities not affiliated with Paladin Advisors, including brokerage fees paid in connection with the purchase and sale of securities.

•

Expense Reimbursement—we will reimburse the dealer manager and participating broker-dealers for bona fide due diligence expenses, not to exceed 0.5% of gross offering proceeds in the aggregate. These due diligence expenses will not include legal fees or expenses or out-of-pocket expenses incurred in connection with soliciting broker-dealers to participate in this offering. We will also reimburse our dealer manager for legal fees and expenses, travel, food and lodging for employees of the dealer manager, sponsor educational meetings, attendance fees and expense reimbursements for broker-dealer sponsored conferences, attendance fees and expenses for industry sponsored conferences, and informational seminars.

Borrowing Policies

We may not borrow money from any of our directors or from Paladin Advisors and its affiliates unless such loan is approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, as fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties. As of March [            ], 2008, there were no loans outstanding to affiliates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership on Forms 3, 4 and 5. Officers, directors and greater than 10% beneficial owners are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon our review of the copies of such forms that we received, and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that during the fiscal year ended December 31, 2007 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

POLICIES REGARDING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In order to reduce or eliminate certain potential conflicts of interest, our Charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with Paladin Advisors, our directors or their respective affiliates. The types of transactions covered by these policies are described in detail in our Prospectus dated [            , 2008] under the heading “Conflicts of Interest—Certain Conflict Resolution Restrictions and Procedures.” Each of the restrictions and procedures that applies to transactions with Paladin Advisors and its affiliates will also apply to any transaction with any entity or real estate program advised, managed or controlled by Paladin Advisors and its affiliates. Under the restrictions, these transactions must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

We have also adopted a Code of Business Conduct & Ethics that applies to each of our officers and directors and each of the officers, managers, principals and real estate professionals of Paladin Realty Partners, LLC and Paladin Realty Advisors, LLC (the “Covered Persons”). The Code of Business Conduct & Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the Covered Persons, Paladin Realty, Paladin Advisors and their affiliates. A copy of the Code of Business Conduct & Ethics is available on our website at www.paladinREIT.com. A waiver of the Code of Business Conduct & Ethics requires approval by a majority of the independent directors of our board of directors that are not otherwise interested in the transaction with respect to real property transactions, issuance of preferred stock and certain investment opportunities. A waiver of any other provision of the Code of Business Conduct & Ethics requires approval by a majority of the members of our Audit Committee.

PROPOSED AMENDMENTS TO THE COMPANY’S CHARTER

(Items 2(a) through 2(j) on the proxy card)

Why is the Company proposing the ten amendments to the Company’s Charter?

In connection with the current follow-on offering of our common stock, certain states have required us to seek amendments to our Charter as a condition to clearing us to offer and sell securities in such states. We have further determined that certain amendments are necessary to comply with the NASAA Guidelines and applicable provisions of Maryland law, the state in which we are organized. On March 25, 2008, our board of directors adopted resolutions authorizing each of the ten proposed amendments to our Charter and recommending the submission of the amendments for stockholder approval at our 2008 Annual Meeting.

Each proposed Charter amendment is described below. The underscored and deleted language reflects the proposed changes. A form of the amendment to our Charter, marked to reflect the proposed changes under Proposals 2(a) through 2(j), including any necessary conforming changes thereto, is attached to this proxy statement as Annex A. This summary of the proposed amendments to our Charter is qualified in its entirety by reference to Annex A.

PROPOSAL 2(A)

SPECIFIC POWERS AND AUTHORITY OF THE BOARD OF DIRECTORS AS PROVIDED IN SECTIONS 5.1(B)(XVI) AND 6.6(A)

This first proposed amendment to our Charter would amend Sections 5.1(b)(xvi) and 6.6(a), which state that the board of directors may authorize and declare the payment of dividends to stockholders, to clarify that the board of directors of the Company may authorize the Company to declare and pay dividends to stockholders. Under the laws of the State of Maryland, the board of directors authorizes the payment of dividends, whereas the Company actually declares the payment of dividends. If the board of directors has authorized a dividend but the company has not yet declared such dividend, then the board of directors can rescind such authorization for dividend payments. Once the Company has declared dividend payments, the board of directors cannot rescind its authorization for dividend payments.

Section 5.1(b)(xvi), as proposed to be amended, would read as follows:

(b) Specific Powers and Authority. Subject only to the express limitations herein, including, without limitation, Section 8.2, Article X, Article XI and Article XII, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf, the following powers and authorities:

(xvi) Dividends. To authorize the Company to declare and pay Dividends to Stockholders, subject to the provisions of Section 6.6.

Section 6.6(a), as proposed to be amended, would read as follows:

(a) Subject to the preferences and rights of any class or series of Shares, the Board of Directors from time to time may authorize ~~and~~the Company to declare to Stockholders such Dividends, in cash or other assets of the Company, or in securities of the Company or from any other source as the Board of Directors in its discretion shall determine. If the Board of Directors has given general authorization for a Dividend and provides for or establishes a method or procedure for determining the maximum amount of the Dividend, the Board of Directors may delegate to a committee of the Board of Directors or an officer of the Company the power, in accordance with the general authorization, to fix the amount and other terms of the Dividend.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTIONS 5.1(B)(XVI) AND 6.6(A) OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(B)

ELECTION, VACANCIES, RESIGNATION OR REMOVAL OF DIRECTORS AS PROVIDED IN SECTIONS 5.2(C) AND (D) AND 5.6

The second proposed amendment to our Charter would amend Sections 5.2(c) and (d), which currently provide that directors shall be elected and vacancies filled by a plurality of all stockholder votes cast in person or by proxy at an annual meeting. As proposed, amended Sections 5.2(c) and (d) would provide that directors shall be elected and vacancies filled by a majority of the shares entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting at which a quorum is present. The proposed modification does not substantively change the method of director elections, but rather, conforms to the NASAA Guidelines language. The NASAA Guidelines standard states that a majority of stockholders present in person or by proxy at an annual meeting may vote to elect directors.

Sections 5.2(c) and (d), as proposed to be amended, would read as follows:

(c) Election. Directors shall be nominated by the Board of Directors and elected by the affirmative vote of a ~~plurality of all Stockholder votes cast in person or by proxy at an annual meeting of Stockholders at which a quorum is present, subject to any right of any Preferred Shares with respect to the election of Directors; provided that, the holders of a majority of the Shares outstanding~~majority of the Shares entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of Stockholders at which a quorum is present ~~may~~, without the necessity for the concurrence by the Board of ~~Directors, vote to elect the~~Directors, subject to any right of any Preferred Shares with respect to the election of Directors. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such Director. Directors may be elected to an unlimited number of successive terms. Cumulative voting for the election of Directors is prohibited.

(d) Vacancies. If a vacancy in the Board of Directors shall occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of Directors), the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, even though less than a quorum of the Board of Directors may exist, or if the Board of Directors calls a special meeting of the Stockholders for the election of a Director to fill the vacancy, by the affirmative vote of a ~~plurality of all Stockholder votes cast~~majority of the Shares present in person or by proxy at such special meeting of Stockholders at which a quorum is present and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors. Section 5.6 currently states that a director may be removed from office with or without cause either by a majority of the board of directors or at a meeting of the stockholders called for that purpose. As proposed, amended Section 5.6 would allow the removal of a director solely by the stockholders, as required by both Maryland law and the NASAA Guidelines.

Section 5.6, as proposed to be amended, would read as follows:

Section 5.6. Resignation or Removal. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause ~~either (a) by a majority of the Board of Directors, or (b)~~ at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTIONS 5.2(C) AND (D) AND 5.6 OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(C)

SUITABILITY STANDARDS AS PROVIDED IN SECTION 6.7(A)

The third proposed amendment to our Charter would amend Section 6.7(a), which sets forth the suitability standards for prospective investors. As proposed, amended Section 6.7(a) would be modified to conform to the updated NASAA Guidelines, as adopted on May 7, 2007, which increased the stockholder suitability standards.

Section 6.7(a), as proposed to be amended, would read as follows:

Section 6.7. Suitability Standards.

(a) Subject to suitability standards established by individual states or any higher standards established by the Board of Directors to become a Stockholder in the Company, if the prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account as defined in the Code), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:

(i) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $~~45,000~~70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $~~45,000~~70,000; or

(ii) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings and automobiles) of not less than $~~150,000~~250,000.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTION 6.7(A) OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(D)

REMOVAL OF RESTRICTION ON APPRAISAL RIGHTS AS PROVIDED IN SECTION 8.3

This fourth proposed amendment to our Charter would amend Section 8.3, which states that no stockholder shall have any appraisal rights or similar rights. As proposed, amended

Section 8.3 would remove this restriction on appraisal rights. Section 8.3 currently conflicts with Section 8.10 of the Charter. Whereas Section 8.3 appears to eliminate the board of directors’ power to grant appraisal rights to stockholders in specific transactions, Section 8.10 permits the board of directors to grant certain appraisal rights to objecting stockholders with respect to a particular transaction.

Section 8.3, as proposed to be amended, would read as follows:

Section 8.3. No Preemptive ~~or Appraisal~~ Rights. Except as may be provided by the Board of Directors in establishing the terms of any class or series of Shares pursuant to Article VI, or as may otherwise be provided to any Stockholder by contract, no Stockholder shall, in such Person’s capacity as a Stockholder, ~~(a)~~ have any preemptive right to purchase or subscribe for any additional Shares of the Company or any other Securities of the Company that the Company may issue or sell ~~or (b) except as expressly required by the Maryland Corporation Law, have any right to require the Company to pay him or her the fair value of his or her Shares in an appraisal or similar proceeding~~.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTION 8.3 OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(E)

REMOVAL OF CERTAIN INVESTMENT LIMITATIONS AS PROVIDED IN SECTION 10.4

The fifth proposed amendment to our Charter would amend Section 10.4, which sets forth certain investment limitations.

Section 10.4(f) currently prohibits us from investing in indebtedness secured by a mortgage on real property which is subordinate to any lien for other indebtedness. As proposed, Section 10.4(f) would be removed in its entirety to allow us to make such investments. The board of directors believes that allowing such investments is beneficial to the Company’s stockholders, as it provides the Company with the flexibility to opportunistically consider and pursue such investments.

Section 10.4(f), as proposed to be amended, would read as follows:

~~(f) The Company shall not invest in indebtedness (“Junior Debt”) secured by a mortgage on real property which is subordinate to any lien for other indebtedness (“Senior Debt”), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s Net Assets.~~

(f) [Reserved].

Section 10.4(g) currently mandates that the Company not incur indebtedness if such indebtedness would cause its leverage to exceed 65% of the aggregate value of the Company’s real estate assets, unless approved by a majority of the independent directors. As proposed, Section 10.4(g) would be amended to provide that the Company may not incur indebtedness if such indebtedness would cause its leverage to exceed 300% of the aggregate value of the Company’s net assets, unless approved by a majority of the independent directors. In connection with our follow-on offering of common stock, the Commonwealth of Pennsylvania required us to seek this amendment to our Charter as a condition to allowing us to offer and sell securities to Pennsylvania investors. The amended leverage limitation complies with the mandates of the NASAA Guidelines.

Section 10.4(g), as proposed to be amended, would read as follows:

(g) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The Company shall not incur (or enter into an agreement to incur) indebtedness if the incurrence thereof would cause the Company’s Leverage to exceed ~~65~~300% of the aggregate value of ~~the Real Estate~~Net Assets unless approved by a majority of the Independent Directors and disclosed to the Stockholders in the next quarterly report of the Company; provided, that Leverage on individual Real Estate Assets may exceed such limit.

Finally, Section 10.4(n) prohibits the Company from investing in equity securities unless a majority of the Company’s directors not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable. As proposed, Section 10.4(n) would be removed in its entirety to allow us to make such investments. The board of directors believes that allowing such investments is beneficial to the Company’s stockholders, as it provides the Company with the flexibility to opportunistically consider and pursue such investments.

Section 10.4(n), as proposed to be amended, would read as follows:

~~(n) The Company shall not invest in equity securities (other than OP Units and short term investments) unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.~~

(n) [Reserved].

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO SECTION 10.4 OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(F)

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS AS PROVIDED IN SECTION 12.2

The sixth proposed amendment to our Charter would amend Section 12.2, which currently provides that to the maximum extent permitted by Maryland law and subject to the applicable NASAA Guidelines, no director or officer of the Company shall be liable to the Company or the stockholders. As proposed, Section 12.2 would be amended to provide that no director or officer of the Company shall be liable to the Company or the stockholders, subject to the applicable limitations set forth under Maryland law or in the NASAA Guidelines. The Company’s board of directors has determined that this change is necessary to prevent comments from state regulators that might delay the Company’s ability to offer and sell securities in such states pursuant to the follow-on offering of common stock.

Section 12.2, as proposed to be amended, would read as follows:

Section 12.2. Limitation of Liability of Directors and Officers. ~~To the maximum extent permitted by~~Subject to the applicable limitations set forth under Maryland law in effect from time to time ~~and subject to the limitations of~~ or Section II.G. of the ~~North American Securities Administrators Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts dated September 29, 1993 (the “~~NASAA REIT Guidelines~~”)~~, no director or officer of the Company shall be liable to the Company or the Stockholders for money damages. Neither the amendment or repeal of this Section 12.2, nor the adoption or amendment of any other provision of these Articles of Incorporation or the Bylaws inconsistent with this Section 12.2 shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission that occurred prior to such amendment, repeal or adoption. Notwithstanding anything to the contrary in this Section 12.2, this limitation on liability applies only to the extent that the particular officer or director has satisfied the requirements of Sections 12.3(b)(i) and (ii).

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTION 12.2 OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(G)

INDEMNIFICATION AS PROVIDED IN SECTION 12.3(B)

The seventh proposed amendment to our Charter would amend Section 12.3(b), which currently provides that the Company shall indemnify every indemnitee (defined to include: (1) any present or former director or officer of the Company, (2) any person who while serving in any of the capacities referred to in clause (1) hereof served at the Company’s request as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, (3) any person nominated or designated by(or pursuant to authority granted by) the Directors or any committee thereof to serve in any of the capacities referred to in clauses (1) or (2) hereof, and (4) the Advisor and any

Affiliate of the Advisor) to the fullest extent that indemnification is permitted by the Maryland Corporation Law. As proposed, Section 12.3(b) would be amended to remove the language that indemnification will be provided to the fullest extent permitted by the Maryland Corporation Law. The Company’s board of directors has determined that this change is necessary to prevent comments from state regulators that might delay the Company’s ability to offer and sell securities in such states pursuant to the follow-on offering of common stock. The absence of the foregoing language will not prevent the Company from providing indemnification to the extent permissible under Maryland law and the NASAA Guidelines.

Section 12.3(b), as proposed to be amended, would read as follows:

(b) Indemnification. Subject to the limitations of Sections 12.3(b)(i) and (ii), the Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys’ fees) actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 12.3(a)(i) ~~to the fullest extent that indemnification is permitted by the Maryland Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide prior to such amendment) and subject to the limitations of Section II.G. of the NASAA Guidelines~~; provided, however, that in no event shall this sentence enlarge the indemnification permitted below under Sections 12.3(b)(i) and (ii). For purposes of this Article XII, an Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Notwithstanding anything to the contrary in this Section 12.3:

(i) the Company will not indemnify any Indemnitee unless:

(A)	The Indemnitee has determined in good faith that the course of conduct which caused the loss, liability or expense was in the best interests of the Company;
(B)	The Indemnitee was acting on behalf of the Company or performing services for the Company;
(C)	Such liability or loss was not the result of:
(1)	in the case of any Indemnitee other than an Independent Director, negligence or misconduct by the Indemnitee, or
(2)	in the case that the Indemnitee is an Independent Director, gross negligence or willful misconduct by the Indemnitee; and

(D) any indemnification or agreement to hold harmless may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders;

(ii) ~~notwithstanding anything to the contrary in Section 12.3(i),~~ the Company will not indemnify any Indemnitee for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless:

(A) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee;

(B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or

(C) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the matter has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for securities law violations.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO SECTION 12.3(B) OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(H)

AMENDMENTS TO THE CHARTER AS PROVIDED IN ARTICLE XIII

The eighth proposed amendment to our Charter would amend Article XIII, which currently provides that the Company may amend the Charter if approved by resolution of the board of directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter. As proposed, Article XIII would be amended to provide that any amendments to the Articles of Incorporation are valid only if declared advisable by the board of directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter. This change would conform to the requirements set forth in the Maryland Corporation Law.

Article XIII, as proposed to be amended, would read as follows:

Subject to the terms of these Articles of Incorporation, the Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law. All rights and powers conferred by these Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in these Articles of Incorporation, and to the extent otherwise permitted by Maryland law, any amendment to these Articles of Incorporation shall be valid only if ~~approved~~declared advisable by resolution of the Board of Directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO ARTICLE XIII OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(I)

DURATION OF THE COMPANY AS PROVIDED IN SECTION 15.2

The ninth proposed amendment to our Charter would amend Section 15.2, which currently provides that the Company’s board of directors may dissolve the Company in accordance with the terms set forth in the Charter. As proposed, Section 15.2 would be amended to provide that stockholder approval is required prior to any such dissolution, as mandated by both Maryland law and the NASAA Guidelines.

Section 15.2, as proposed to be amended, would read as follows:

Section 15.2. Dissolution of the Company by the Board of Directors. The Board of Directors may dissolve the Company as provided in Section ~~14.1.~~15.1; provided, however, that such action shall have been approved by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO ARTICLE 15.2 OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

PROPOSAL 2(J)

MISCELLANEOUS, NON-SUBSTANTIVE ITEMS

The following amendments to our Charter are non-substantive and conforming changes that we intend to make if Proposals 2(a) through 2(h) are adopted by our stockholders.

Certain definitions contained in Article II, as proposed to be amended, would read as follows:

“Articles of Incorporation” means the ~~articles of incorporation~~charter of the Company, as amended, restated or supplemented from time to time.

“Dealer Manager” means Prospect Financial Advisors, LLC and Paladin Realty Securities, LLC (f/k/a BroadWall Capital LLC) or such other Person or entity selected by the Board of Directors to act as the dealermanager for the offering of the Shares. Prospect Financial Advisors, LLC ~~is a member of the National Association of~~and Paladin Realty Securities ~~Dealers, Inc~~, LLC are members of the Financial Industry Regulatory Authority.

“Dealer Manager Fee” means ~~the~~any dealer manager fee paid to the Dealer Manager pursuant to (i) that certain Dealer Manager Agreement, dated February 28, ~~2005 [as corrected by Certificate of Correction],~~2005, among the Company, the Operating Partnership and Prospect Financial Advisors, LLC, our former Dealer Manager ~~or~~(ii) that certain Dealer Manager Agreement dated June 5, 2007, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and BroadWall Capital LLC, (iii) that certain Amendment to the Dealer Manager Agreement dated February 23, 2008, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and Paladin Realty Securities, LLC, or (iv) any similar fee paid to any other Dealer Manager in connection with a sale of the Shares.

“Listing” means the listing of the Common Shares on a national securities exchange ~~or quotation of the Common Shares on the National Market System of the Nasdaq Stock Market~~.

“NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on May 7, 2007, and in effect on the date of this amendment.

“Roll-up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange ~~or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System~~ for at least 12 months; or (ii) a transaction involving the conversion of the Company into a limited liability company, trust or other association not involving a merger, consolidation or other acquisition or business combination of the Company with, into or by another Person, if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the Sponsor or the investment objectives of the Company.

Sections 5.1(b)(x), (xv) and (xxiii), as proposed to be amended, would read as follows:

(x) Valuation of Property. To determine the value of all or any part of any of the assets of the Company (including the Real Estate Assets) and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of any Real Estate Asset, all in accordance with such appraisals or other information as the Board of Directors ~~determine~~determines to be reasonable, in ~~their~~its sole judgment;

(xv) Insurance. To purchase such insurance policies insuring the Company, Directors, Advisors and Affiliates of the Company, the Real Estate Assets, other assets of the Company and other Persons as the Board of Directors ~~deem~~deems advisable or appropriate. Notwithstanding the foregoing, the Board of Directors’ power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the ~~North American Securities Administrators’ Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on September 29, 1993.~~NASAA REIT Guidelines.

(xxiii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which ~~they deem~~it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

Section 5.2, as proposed to be amended, would read as follows:

(a) Number. The number of Directors as of the date of these Second Articles of Amendment and Restatement shall be seven. The number of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Company, and may be increased or decreased from time to time in the manner prescribed in the Bylaws; provided, however, that the number of Directors shall never be fewer than three nor more than fifteen.

(b) Initial Directors. The names of the Directors as of the date of these Second Articles of Amendment and Restatement, each of whom shall serve until their successors are duly elected and qualified, are:

James R. Worms

Michael B. Lenard

John A. Gerson

Harold H. Greene

Harvey Lenkin

Michael L. Meyer

Christopher H. Volk

Section 5.7, as proposed to be amended, would read as follows:

Section 5.7. ~~Determination of Best Interests of Company.~~Determinations by Board. In determining what is in the best interests of the Company, including, but not limited to, a transaction involving a change of control of the Company, a Director shall consider the interests of the Stockholders and, in his or her sole and absolute discretion, may consider any other factors, interests, or effects allowed by the Maryland Corporation Law or other applicable law.

Section 6.1, as proposed to be amended, would read as follows:

Section 6.1. Authorized Shares. The total number of shares of capital stock (the “Shares”) that the Company has authority to issue is 850,000,000, consisting of (a) 750,000,000 shares of common stock, $0.01 par value per share (“Common Shares”), and (b) 100,000,000 shares of preferred stock, $0.0l par value per share (“Preferred Shares”). All Shares will be fully paid and nonassessable when issued. To the extent permitted by the Maryland Corporation Law, the Board of Directors may amend these Articles of Incorporation to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company is authorized to issue, without any action by the Stockholders. In accordance with the Maryland Corporation Law, the Board of Directors may classify or reclassify any authorized but unissued Shares from time to time by setting or changing the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications or terms or conditions of redemption applicable to such Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Shares such number of Shares as shall from time to time be sufficient to effect the redemption of the outstanding OP Units not owned by the Company pursuant to Section 8.6 of the OP Partnership Agreement. The Company shall issue Shares upon the redemption of such OP Units in accordance with the terms of the OP Partnership Agreement. All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation or designated by the Board of Directors in accordance with these Articles of Incorporation. The Stockholders shall have no interest in the property of the Company and shall have no right to compel any partition or division of the Company, or dividend or distribution of the Company’s assets, except as specifically set forth in these Articles of Incorporation. All Stockholders are subject to the provisions of these Articles of Incorporation and the Bylaws.

Section 7.9, as proposed to be amended, would read as follows:

Section 7.9. Exception. The Board of Directors, in the exercise of its sole and absolute discretion, may exempt, prospectively or retroactively, from the operation of Section 7.2 certain specified Shares proposed to be Beneficially Owned by a Person who has provided the Board of Directors with such evidence, undertakings and assurances as the Board of Directors may require that such Beneficial Ownership of the specified shares will not prevent the continued qualification of the Company as a REIT under the Code and the regulations thereunder. The Board of Directors may, but shall not be required to, condition the grant of any such exemption upon the obtaining of an opinion of counsel, a ruling from the Internal Revenue Service, or such other assurances as the Board of Directors may deem to be satisfactory.

Section 9.2(b)(ix), as proposed to be amended, would read as follows:

(ix) other factors related to managing a public company, such as ~~stockholder~~stockholder services and support, compliance with federal and state securities laws, including the Sarbanes-Oxley Act of 2002.

Section 14.2(d), as proposed to be amended, would read as follows:

Section 14.1. Authority of Directors. Subject to the provisions of any class or series of Shares at the time outstanding, the Board of Directors shall have the power to:

(a)	merge the Company into another entity or otherwise cause a reorganization of the Company;

(b)	consolidate the Company with one or more other entities into a new entity;

(c)	sell or otherwise dispose of all or substantially all of the Company’s assets; or

(d)	dissolve or liquidate the Company;

provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. For purposes of this Section 14.1, the term “reorganization” means a reorganization of the Company of the type that would require an amendment to these Articles of Incorporation (other than an amendment that would not require ~~stockholder~~stockholder approval pursuant to Article XIII hereof).

Section 14.2(b), as proposed to be amended, would read as follows:

(b)	The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i) that would result in the Stockholders having voting and other rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.5(b), 8.1, 8.2, 8.7, 8.8, 8.9 and 12.1;

(ii) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.7 and 8.8; or

(iv) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is ~~not approved~~rejected by the Stockholders.

Section 16.2, as proposed to be amended, would read as follows:

Section 16.2. Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Company if executed by the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (a) the number or identity of Directors, officers of the Company or Stockholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Directors or Stockholders; (d) a copy of these Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (e) an amendment to these Articles of Incorporation; (f) the ~~termination~~dissolution of the Company; or (g) the existence of any fact relating to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company on its behalf or by any officer, employee or agent of the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE MISCELLANEOUS AMENDMENTS OF THE CHARTER, INCLUDING ANY NECESSARY CONFORMING CHANGES THERETO

ADDITIONAL INFORMATION

Stockholder Proposals

To be considered for inclusion in the proxy statement for our 2009 Annual Meeting, stockholder proposals, including the nomination of a director, must be submitted in writing by December 31, 2008. Any stockholder proposal not received by the Company by March 16, 2009 will be considered untimely and, if presented at the 2009 Annual Meeting of Stockholders, the holders of the proxies solicited by the Board of Directors in connection with the 2009 Annual Meeting may vote such proxies in their discretion in accordance with Exchange Act Rule 14a-4(c). All written proposals should be submitted to Michael B. Lenard, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024.

In addition, nominations by stockholders of candidates for director and proposals by stockholders (whether or not submitted pursuant to the Exchange Act Rule 14a-8 process) must be submitted in accordance with our bylaws. Our bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice (including certain specified information) generally must be delivered to our secretary, at our principal executive office, not less than 90 nor more than 120 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting. Accordingly, under our current bylaws, a stockholder nomination or proposal intended to be considered at our 2009 Annual Meeting must be received by our secretary after December 31, 2008 and prior to January 30, 2009. Our secretary will provide a copy of our bylaws upon written request and without charge.

Stockholder Communications with our Board of Directors

Our board of directors has adopted a formal process by which stockholders may communicate with our board. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to Michael B. Lenard, Attention: Board of Directors, 10880 Wilshire Boulevard, Suite 1400, Los Angeles, California 90024.

Solicitation by Board; Expenses of Solicitation

This proxy is solicited on behalf of the board of directors of the Company. Our directors, officers and employees of our advisor may solicit proxies by telephone or in person, without additional compensation. We will pay for the expense of soliciting proxies, including the fees and expenses of brokers and other nominees who forward proxies and proxy materials to our stockholders so they can vote their shares. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies. We will pay Morrow & Co., Inc. fees and expenses of approximately [$            ] relating to the proxy solicitation.

Availability of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, which contains audited financial statements and footnote disclosures as filed with the SEC (but not including documents incorporated by reference), is being mailed to each stockholder of record together with this proxy statement. The 2007 Annual Report on Form 10-K is not a part of our soliciting materials.

ANY STOCKHOLDER WHO HAS NOT RECEIVED A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: PALADIN REALTY INCOME PROPERTIES, INC., ATTENTION: INVESTOR RELATIONS, 10880 WILSHIRE BOULEVARD, SUITE 1400, LOS ANGELES, CALIFORNIA 90024, BY CALLING 866-PAL-REIT OR ARE AVAILABLE ON OUR WEBSITE AT WWW.PALADINREIT.COM.

ANNEX A

FORM OF SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

PALADIN REALTY INCOME PROPERTIES, INC.

Paladin Realty Income Properties, Inc., a Maryland corporation having its principal office at 10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024 (hereinafter, the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its ~~articles of incorporation~~charter as currently in effect.

SECOND: The total number of shares of stock of all classes which the Company had authority to issue immediately before this amendment to the ~~articles of incorporation~~charter of the Company was ~~100,000, all~~850,000,000, of which ~~were~~750,000,000 shares of ~~common stock of~~ the par value of $.01 ~~and an~~were common stock and 100,000,000 shares of the par value of $.01 were preferred stock. The aggregate par value of ~~$1,000.~~all the authorized shares of all classes was $8,500,000.

THIRD: The total number of shares of stock of all classes which the Company has authority to issue~~, as amended,~~ pursuant to this amendment to the charter is 850,000,000, of which 750,000,000 shares of the par value of $.01 are common stock and 100,000,000 shares of the par value of $.01 are preferred stock. The aggregate par value of all the authorized shares of all classes is $8,500,000.

FOURTH: A description, as amended, of each class of stock of the Company with the preferences, voting, conversion or other rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in Article VI.

FIFTH: The following are the provisions of the ~~articles of incorporation~~charter which are now in effect and as amended hereby~~, dated February 25, 2005~~ in accordance with the Maryland General Corporation Law:

ARTICLE I

ORGANIZATION

Paladin Realty Income Properties, Inc. (the “Company”) is a Maryland corporation within the meaning of the Maryland General Corporation Law (“Maryland Corporation Law”).

ARTICLE II

NAME AND CERTAIN DEFINITIONS

Section 2.1. Name. The name of the Company is “Paladin Realty Income Properties, Inc.”

Section 2.2. Certain Definitions. As used in these Articles of Incorporation, the terms set forth below shall have the following respective meanings.

“Acquisition Expenses” means any and all expenses incurred by the Company, the Advisor, the Operating Partnership, or any Affiliate thereof in connection with the selection or acquisition of any Real Estate Asset, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums, and other closing and miscellaneous expenses related to selection and acquisition of Real Estate Assets, whether or not acquired.

“Acquisition Fee” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with the making or investing in mortgage loans or the purchase, development or construction of any property or other Real Estate Asset, including, without limitation, real estate commissions, Development Fees and Construction Fees (except as provided in the following sentence), selection fees, nonrecurring management fees, loan fees, points, or any other fees or commissions of a similar nature. Excluded shall be all Development Fees or Construction Fees paid to any Person or entity not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property or other Real Estate Asset.

“Actual Ownership” is defined in Section 7.1.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Article IX hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions. The initial Advisor is Paladin Realty Advisors, LLC.

“Advisory Agreement” means the advisory agreement between the Company, the Operating Partnership and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“Affiliate” means~~,~~ (A) any Person directly or indirectly owning, controlling, or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person, (B) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with the power to vote, by such other Person, (C) any Person, directly or indirectly, controlling, controlled by, or under common control with such other Person, (D) any executive officer, director, trustee, general partner or manager of such other person, or (E) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Affiliated Seller” means the Advisor, the Sponsor, a Director or any of their respective Affiliates.

“Applicable Value” is defined in Section 7.1.

“Articles of Incorporation” means the ~~articles of incorporation~~charter of the Company, as amended, restated or supplemented from time to time.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Beneficial Ownership” is defined in Section 7.1.

“Beneficiary” is defined in Section 7.1.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Bylaws” means the Bylaws of the Company, as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” is defined in Section 6.1.

“Competitive Real Estate Commission” means a real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

“Conflicting Provisions” is defined in Section 16.3(a).

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation for a property held by the Company.

“Contract Purchase Price” means the amount actually paid for a Real Estate Asset or allocated to the purchase, development, construction or improvement of a Real Estate Asset, exclusive of Acquisition Fees and Acquisition Expenses.

“Control” means, with respect to a Person, the possession (directly or indirectly) of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Dealer Manager” means Prospect Financial Advisors, LLC and Paladin Realty Securities, LLC (f/k/a BroadWall Capital LLC) or such other Person or entity selected by the Board of Directors to act as the dealer manager for the offering of the Shares. Prospect Financial Advisors, LLC ~~is a member of the National Association of~~and Paladin Realty Securities ~~Dealers, Inc~~, LLC are members of the Financial Industry Regulatory Authority.

“Dealer Manager Fee” means ~~the~~any dealer manager fee paid to the Dealer Manager pursuant to (i) that certain Dealer Manager Agreement, dated February 28, ~~2005 [as corrected by Certificate of Correction],~~2005, among the Company, the Operating Partnership and Prospect Financial Advisors, LLC, ~~or~~(ii) that certain Dealer Manager Agreement dated June 5, 2007, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and BroadWall Capital LLC, (iii) that certain Amendment to the Dealer Manager Agreement dated February 23, 2008, among the Company, the Operating Partnership, Paladin Realty Advisors, LLC and Paladin Realty Securities, LLC, or (iv) any similar fee paid to any other Dealer Manager in connection with a sale of the Shares.

“Development Fee” means a fee for the packaging of a property held by the Company, including the negotiation and approval of plans, and any undertaking to assist in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.

“Director” means a member of the Company’s Board of Directors as contemplated by Section 5.2.

“Dividends” means any dividends or other distributions of money or other property by the Company to the Stockholders, including distributions that may constitute a return of capital for federal income tax purposes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Gross Proceeds” means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, marketing support fees, due diligence expense reimbursement, fees paid to the Dealer Manager or other Organization and Offering Expenses. For the purposes of computing Gross Proceeds, the purchase price of any Share for which Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share.

“Indemnitee” is defined in Section 12.3(a).

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Advisor or Sponsor by virtue of (i) ownership of an interest in the Advisor, the Sponsor or any of their Affiliates, (ii) employment by the Advisor, the Sponsor or any of their Affiliates, (iii) service as an officer, trust manager or director of the Advisor, the Sponsor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or organized by the Sponsor, or (vi) maintenance of a material business or professional relationship with the Advisor, the Sponsor or any of their Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor or Sponsor and their Affiliates exceeds five percent of either the Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor or Sponsor or any of their Affiliates or the Company.

“Independent Expert” means a Person or entity with no material current or prior business or personal relationship with the Advisor or any of the Directors that is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

“Initial Investment” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

“Initial Public Offering” means the offering and sale of Shares pursuant to the Company’s first effective registration statement covering such Shares filed under the Securities Act of 1933, as amended.

“Invested Capital” is defined in Section 9.9.

~~“Junior Debt” is defined in Section 10.4(f).~~

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“Listing” means the listing of the Common Shares on a national securities exchange ~~or quotation of the Common Shares on the National Market System of the Nasdaq Stock Market~~.

“Maryland Corporation Law” is defined in Article I.

“NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on May 7, 2007, and in effect on the date of this amendment.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.

“Net Income” means for any period, the total revenues of the Company applicable to such period, less the total expenses of the Company applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, that Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company’s assets.

“Non-Transfer Event” is defined in Section 7.1.

“Operating Expenses” means all costs and expenses incurred by the Company, the Advisor or any of their respective Affiliates, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to the Company’s business, including advisory fees, but excluding (i) Organization and Offering Expenses, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees payable to the Advisor, including the subordinated disposition fee described in the Advisory Agreement, (vi) the subordinated participation in net sales proceeds, distribution upon listing and distribution upon termination to be received by the Advisor pursuant to the OP Partnership Agreement, (vii) Acquisition Fees and Acquisition Expenses, and (viii) real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

“Operating Partnership” means Paladin Realty Income Properties, L.P., a Delaware limited partnership, and any successor thereof.

“OP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same may be amended from time to time.

“OP Units” means Partnership Units (as such term may be defined in the OP Partnership Agreement from time to time) representing partner interests in the Operating Partnership.

“Organization and Offering Expenses” means any and all costs and expenses incurred by the Advisor or any of its Affiliates, including the Sponsor, in connection with the formation, qualification and registration of the Company and the Operating Partnership and the marketing and distribution of the Shares, including, without limitation, the following: Selling Commissions, any Dealer Manager Fee, legal, accounting, underwriting, brokerage, listing, registration and escrow fees and expenses; printing, amending, supplementing, mailing and distributing costs; filing, registration, Listing and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including any payment or reimbursements to the Dealer Manager or other broker-dealers of expenses associated with the offering of Shares and all other costs related to investor and broker-dealer sales meetings.

“Ownership Limit” is defined in Section 7.1.

“Permitted Transferee” is defined in Section 7.1.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d) (3) of the Securities Exchange Act of 1934, as amended, and (for purposes of Article VII) a group to which an Excepted Holder Limit applies.

“Preferred Shares” is defined in Section 6.1.

“Proceeding” is defined in Section 12.3(a).

“Prohibited Owner” is defined in Section 7.1.

“Prospectus” shall have the meaning given to that term by Section 2(10) of the Securities Act, including a preliminary Prospectus; provided, however, that such term as used herein shall also include an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.

“Real Estate Assets” means unimproved and improved real property and real estate-related assets or any direct and indirect interest therein (including, without limitation, fee or leasehold interests, options, leases, partnership and joint venture interests, equity and debt securities of entities that own real property, first or second mortgages on real property, mezzanine loans directly or indirectly secured by real property, and other contractual rights in real estate).

“REIT” means a “real estate investment trust” as defined in Section 856 of the Code and applicable Treasury Regulations.

“REIT Requirements” means the requirements for qualification as a REIT under the Code and the Treasury Regulations.

“Reinvestment Plan” is defined in Section 6.9.

“Restriction Termination Date” is defined in Section 7.1.

“Roll-up Entity” means a Person that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange ~~or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System~~ for at least 12 months; or (ii) a transaction involving the conversion of the Company into a limited liability company, trust or other association not involving a merger, consolidation or other acquisition or business combination of the Company with, into or by another Person, if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the Sponsor or the investment objectives of the Company.

“SDAT” means the State Department of Assessments and Taxation of the State of Maryland.

“Securities” means the Shares or any other stock or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Commissions” means any and all commissions payable to underwriters, dealer managers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

~~“Senior Debt” is defined in Section 10.4(f).~~

“Separate Trust” is defined in Section 7.1.

“Shares” is defined in Section 6.1.

“Shares-in-Trust” means Shares designated as shares-in-trust and automatically transferred to a Separate Trust pursuant to Section 7.3.

“Sponsor” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person also may be deemed a Sponsor of the Company by:

(i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

(iii) having a substantial number of relationships and contacts with the Company;

(iv) possessing significant rights to control Company properties;

(v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the Company’s industry; or

(vi) providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

“Stockholder List” is defined in Section 8.8(a).

“Stockholders” means the holders of record of Shares maintained in the Company’s books and records.

“Transfer” is defined in Section 7.1.

“Treasury Regulations” means the Federal income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as such Treasury Regulations may be amended from time to time (it being understood that all references herein to specific sections of the Treasury Regulations shall be deemed also to refer to any corresponding provisions of succeeding Treasury Regulations).

“2%/25% Rule” is defined in Section 9.6.

“Trustee” is defined in Section 7.1.

“Unimproved Real Property” means any real property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE III

POWERS AND PURPOSE

The Company is organized as a corporation under the Maryland Corporation Law for any lawful business or activity permitted to corporations generally by the Maryland Corporation Law (including, without limitation or obligation, engaging in business as a REIT) and shall have all further powers consistent with such law and appropriate to attain its purposes, including, without limitation or obligation, qualifying as a REIT.

ARTICLE IV

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, whose post office address is 11 East Chase Street, Baltimore, MD 21202. The resident agent is a Maryland corporation. The post office address of the principal office of the Company in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, MD 21202. The Company may have such offices or places of business within or outside the State of Maryland as the Board of Directors may determine from time to time.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Powers.

(a) General Powers and Authority. Subject to the limitations herein or in the Bylaws, the business and affairs of the Company shall be managed under the direction of the Board of Directors. The Board of Directors shall have the full, exclusive and absolute power, control and authority over the property of the Company and over the business of the Company. The Board of Directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Company. These Articles of Incorporation shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles of Incorporation or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland Corporation Law, general laws of the State of Maryland or any other applicable laws.

(b) Specific Powers and Authority. Subject only to the express limitations herein, including, without limitation, Section 8.2, Article X, Article XI and Article XII, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf, the following powers and authorities:

(i) Investments. To invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with (A) any requirements of the Maryland Corporation Law relating to the types of assets held by the Company and (B) so long as the Board of Directors has not determined to revoke the Company’s status as a REIT and the Stockholders have not approved such determination pursuant to Section 5.1(c), the REIT Requirements;

(ii) Sale, Disposition and Use of Company Property. To sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Real Estate Assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to Real Estate Assets and the Company’s use of such Real Estate Assets; to develop, improve, manage, use, alter or otherwise deal with the properties held by the Company; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law;

(iii) Financings. To (A) borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Directors determine; (B) reacquire Securities of the Company; (C) enter into other contracts or obligations on behalf of the Company; (D) guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; (E) mortgage, pledge, assign, grant security interests in or otherwise encumber any Real Estate Asset to secure any Securities of the Company, contracts or obligations; and (F) renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company;

(iv) Lending. To lend money or other property on such terms, for such purposes and to such Persons as the Board of Directors may determine;

(v) Issuance of Securities. To create and authorize and direct the issuance of Securities of the Company, in shares, units or amounts of one or more types, series or classes, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights, maturity dates, distribution, exchange, or liquidation rights or other rights as the Board of Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Board of Directors may determine, to list any of the Securities of the Company on any securities exchange, and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company;

(vi) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board of Directors, for carrying out the purposes of these Articles of Incorporation and conducting the business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Real Estate Assets or the Directors in connection therewith, and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities;

(vii) Collection and Enforcement. To (A) collect, sue for and receive money or other property due to the Company; (B) consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; (C) engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Real Estate Assets or the Company’s affairs; (D) exercise any rights and enter into any agreements; and (E) take any other action necessary or desirable in connection with the foregoing;

(viii) Deposits. To deposit funds or Securities in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine;

(ix) Allocation; Accounts. To (A) determine whether money, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination), (B) treat any dividend or distribution on any investment as, or apportion it between, income and capital, to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any assets of the Company in such amounts and by such methods as the Board of Directors may determine in its sole and absolute discretion, (C) determine what constitutes net earnings, profits or surplus; (D) determine the method or form in which the accounts and records of the Company shall be maintained, and (E) allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus;

(x) Valuation of Property. To determine the value of all or any part of any of the assets of the Company (including the Real Estate Assets) and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of any

Real Estate Asset, all in accordance with such appraisals or other information as the Board of Directors ~~determine~~determines to be reasonable, in ~~their~~its sole judgment;

(xi) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Real Estate Assets, Securities held by the Company and other assets of the Company to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers;

(xii) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Bylaws provide or the Maryland Corporation Law requires, to engage, employ or contract with and pay compensation to any Person as agent, representative, advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine, to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine, and to establish such committees as they deem appropriate;

(xiii) Associations. To cause the Company to enter into joint ventures, general or limited partnerships, limited liability companies, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind;

(xiv) Reorganizations, Etc. To cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the assets of the Company, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of any Real Estate Asset or assets of the Company to or with any Person in exchange for Securities of such Person or otherwise, and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests;

(xv) Insurance. To purchase such insurance policies insuring the Company, Directors, Advisors and Affiliates of the Company, the Real Estate Assets, other assets of the Company and other Persons as the Board of Directors ~~deem~~deems advisable or appropriate. Notwithstanding the foregoing, the Board of Directors’ power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the ~~North American Securities Administrators’ Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on September 29, 1993.~~NASAA REIT Guidelines.

(xvi) Dividends. To authorize the Company to declare and pay Dividends to Stockholders, subject to the provisions of Section 6.6;

(xvii) Discontinue Operations; Bankruptcy. To (A) discontinue the operations of the Company, (B) petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; permit any Real Estate Asset to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; (C) confess judgment against the Company, or (D) take such other action with respect to indebtedness or other obligations of the Directors, the Real Estate Assets or the Company as the Directors in their discretion may determine;

(xviii) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company;

(xix) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company;

(xx) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws, which power shall be exclusive to the Board of Directors;

(xxi) Listing Shares. To cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after the effective date of the Registration Statement on Form S-11 filed with the Securities and Exchange Commission in connection with the Initial Public Offering;

(xxii) Operation of Subsidiaries. To operate the Operating Partnership and all other direct or indirect subsidiaries of the Company; and

(xxiii) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which ~~they deem~~it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

(c) REIT Status. The Board of Directors shall take no action to disqualify the Company as a REIT or to otherwise revoke the Company’s election to be taxed as a REIT or terminate the Company’s REIT status without the affirmative vote of Stockholders representing a majority of the Shares entitled to vote on such matter at a meeting of the Stockholders following a recommendation by the Board of Directors to so terminate the Company’s REIT status.

Section 5.2. Number, Election and Classification.

(a) Number. The number of Directors as of the date of these Second Articles of Amendment and Restatement shall be seven. The number of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Company, and may be increased or decreased from time to time in the manner prescribed in the Bylaws; provided, however, that the number of Directors shall never be fewer than three nor more than fifteen.

(b) Initial Directors. The names of the Directors as of the date of these Second Articles of Amendment and Restatement, each of whom shall serve until their successors are duly elected and qualified, are:

James R. Worms

Michael B. Lenard

John A. Gerson

Harold H. Greene

Harvey Lenkin

Michael L. Meyer

Christopher H. Volk

(c) Election. Directors shall be nominated by the Board of Directors and elected by the affirmative vote of a ~~plurality of all Stockholder votes cast in person or by proxy at an annual meeting of Stockholders at which a quorum is present, subject to any right of any Preferred Shares with respect to the election of Directors; provided that, the holders of a majority of the Shares outstanding~~majority of the Shares entitled to vote generally in the election of directors which are present in person or by proxy at an annual meeting of Stockholders at which a quorum is present ~~may~~, without the necessity for the concurrence by the Board of ~~Directors, vote to elect the~~ Directors, subject to any right of any Preferred Shares with respect to the election of Directors. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders, or (if longer) until a successor has been duly elected and qualified or until the earlier death, resignation or removal of such Director. Directors may be elected to an unlimited number of successive terms. Cumulative voting for the election of Directors is prohibited.

(d) Vacancies. If a vacancy in the Board of Directors shall occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of Directors), the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, even though less than a quorum of the Board of Directors may exist, or if the Board of Directors calls a special meeting of the Stockholders for the election of a Director to fill the vacancy, by the affirmative vote of a ~~plurality of all Stockholder votes cast~~majority of the Shares present in person or by proxy at such special meeting of Stockholders at which a quorum is present and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors.

(e) Independent Directors. A majority of the Board of Directors will be Independent Directors except for a period of 60 days after the death, removal or resignation of an Independent Director. Any vacancies will be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term.

Section 5.3. Experience. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets to be acquired by the Company. At least one of the Independent Directors shall have three years of direct experience in acquiring or managing the type of Real Estate Assets to be acquired by the Company.

Section 5.4. Committees. Subject to the Maryland Corporation Law, the Directors may establish such committees as they deem appropriate, in their discretion, provided that at least a majority of the members of each committee are Independent Directors.

Section 5.5. Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Company and the Stockholders and have a fiduciary duty to supervise the relationship between the Company and the Advisor.

Section 5.6. Resignation or Removal. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause ~~either~~

~~(a) by a majority of the Board of Directors, or (b)~~ at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to any right of any Preferred Shares with respect to the election of Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

Section 5.7. ~~Determination of Best Interests of Company.~~Determinations by Board. In determining what is in the best interests of the Company, including, but not limited to, a transaction involving a change of control of the Company, a Director shall consider the interests of the Stockholders and, in his or her sole and absolute discretion, may consider any other factors, interests, or effects allowed by the Maryland Corporation Law or other applicable law.

Section 5.8. Approval by Independent Directors. A majority of Independent Directors must approve all applicable matters to which this Section 5.8, Sections 5.2(c), 6.3, 6.9, 8.1, 9.1, 9.2, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 10.2, 10.3, 10.4(g), 10.4(j), and Articles XI and XII apply.

ARTICLE VI

SHARES

Section 6.1. Authorized Shares. The total number of shares of capital stock (the “Shares”) that the Company has authority to issue is 850,000,000, consisting of (a) 750,000,000 shares of common stock, $0.01 par value per share (“Common Shares”), and (b) 100,000,000 shares of preferred stock, $0.0l par value per share (“Preferred Shares”). All Shares will be fully paid and nonassessable when issued. To the extent permitted by the Maryland Corporation Law, the Board of Directors may amend these Articles of Incorporation to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company is authorized to issue, without any action by the Stockholders. In accordance with the Maryland Corporation Law, the Board of Directors may classify or reclassify any authorized but unissued Shares from time to time by setting or changing the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications or terms or conditions of redemption applicable to such Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Shares such number of Shares as shall from time to time be sufficient to effect the redemption of the outstanding OP Units not owned by the Company pursuant to Section 8.6 of the OP Partnership Agreement. The Company shall issue Shares upon the redemption of such OP Units in accordance with the terms of the OP Partnership Agreement. All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation or designated by the Board of Directors in accordance with these Articles of Incorporation. The Stockholders shall have no interest in the property of the Company and shall have no right to compel any partition or division of the Company, or dividend or distribution of the Company’s assets, except as specifically set forth in these Articles of Incorporation. All Stockholders are subject to the provisions of these Articles of Incorporation and the Bylaws.

Section 6.2. Common Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares. To the extent permitted by the Maryland Corporation Law ~~and~~, as contemplated by Section 6.4, the Board of Directors may reclassify any authorized but unissued Common Shares from time to time into one or more classes or series of Shares. Subject to the provisions of Article VII, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of all Common Shares are entitled to vote. The holders of all Common Shares will participate on a pro rata basis based on the number of Common Shares held by each such holder in (a) Dividends payable to holders of Common Shares when and as authorized ~~and declared~~ by the Board of Directors and declared by the Company, and (b) any distribution of the Company’s net assets to holders of Common Shares upon liquidation or dissolution.

Section 6.3. Preferred Shares. The Board of Directors is hereby expressly granted the authority to authorize from time to time the issuance of one or more series or classes of Preferred Shares; provided that any such issuance of a series or class of Preferred Shares shall be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction. Prior to the issuance of each such class or series, the Board of Directors (including a majority of the Independent Directors), by resolution, shall fix the number of shares to be included in each series or class, and the designation, preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption of the shares of each class or series. The authority of the Board of Directors with respect to each series or class shall include, but not be limited to, determination of the following:

(a) The designation of the series or class, which may be by distinguishing number, letter or title;

(b) The dividend rate on the shares of the series or class, if any, whether any Dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of Dividends on shares of the series or class;

(c) The redemption rights, including conditions and the price or prices, if any, for shares of the series or class;

(d) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series or class;

(e) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment with respect to the shares of the series or class;

(f) Whether the shares of the series or class shall be convertible into shares of any other class or series of Shares, or any other Security of the Company or any other Person, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(g) The restrictions, if any, on the issuance of shares of the same series or class or of any other class or series;

(h) The voting rights of the holders of shares of the series or class; and

(i) Any other relative rights, preferences and limitations on that series or class, subject to the express provisions of any other series or class of Preferred Shares then outstanding.

Notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of Preferred Shares, or alter the designation or classify or reclassify any unissued shares of a particular series or class of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption of the shares of any such series or class of Preferred Shares.

Section 6.4. Classified or Reclassified Shares. Prior to the issuance of Shares classified or reclassified by the Board of Directors pursuant to Section 6.1, the Board of Directors by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VI and VII and subject to the express terms, rights, powers and preferences of any class or series of Shares outstanding at the time, the preferences, voting, conversion or other rights, restrictions, limitations as to Dividends, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the SDAT pursuant to Section 2-208 of the Maryland Corporation Law. Any of the terms of any class or series of Shares established pursuant to this Section 6.4 or otherwise in these Articles of Incorporation may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations or actions by the Board of Directors) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the Articles of Incorporation.

Section 6.5. Authorization by the Board of Directors of Share Issuance.

(a) The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Directors may deem advisable (or without consideration in the case of a Share split, Share dividend or as otherwise allowed by the Maryland Corporation Law in order to qualify as a REIT), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

(b) The Company may, without the consent or approval of any Stockholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the Person entitled to it, or pay cash for the fair value of a fraction of a Share. When issued, all Shares shall be non-assessable.

Section 6.6. Dividends.

(a) Subject to the preferences and rights of any class or series of Shares, the Board of Directors from time to time may authorize ~~and~~the Company to declare to Stockholders such Dividends, in cash or other assets of the Company, or in securities of the Company or from any other source as the Board of Directors in its discretion shall determine. If the Board of Directors has given general authorization for a Dividend and provides for or establishes a method or procedure for determining the maximum amount of the Dividend, the Board of Directors may delegate to a committee of the Board of Directors or an officer of the Company the power, in accordance with the general authorization, to fix the amount and other terms of the Dividend.

(b) The Company will make no distributions of in-kind property except for readily marketable securities or distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation, unless: (i) the Board of Directors advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board of Directors offers each Stockholder the election of receiving in-kind property distributions, and (iii) the Company distributes in-kind property only to those Stockholders who accept such offer by the Board of Directors.

Section 6.7. Suitability Standards.

(a) Subject to suitability standards established by individual states or any higher standards established by the Board of Directors to become a Stockholder in the Company, if the prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account as defined in the Code), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:

(i) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $~~45,000~~70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $~~45,000~~70,000; or

(ii) that such individual (or, in the case of a fiduciary account, that the fiduciary, the beneficiary, the account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings and automobiles) of not less than $~~150,000.~~250,000.

(b) The Company shall require the Sponsor or any other Person selling Shares on behalf of the Company to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or any other Person selling Shares on behalf of the Company shall ascertain that the prospective Stockholder:

(i) meets the minimum income and net worth standards set forth in Section 6.7(a);

(ii) can reasonably benefit from an investment in the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure;

(iii) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and

(iv) has apparent understanding of: (A) the fundamental risks of the investment; (B) the risk that the Stockholder may lose the entire investment; (C) the lack of liquidity of the Shares; (D) the restrictions on transferability of the Shares; (E) the background and qualifications of the Sponsor and the Advisor; and (F) the tax consequences of the investment.

The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information or representations it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor or any other Person selling Shares on behalf of the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or any other Person selling Shares on behalf of the Company shall maintain these records or copies of representations made for at least six years.

(c) Subject to certain individual state requirements or higher standards established by the Board of Directors from time to time, no Stockholder will be permitted to make an initial investment in the Company by purchasing a number of Shares valued at less than $1,000.

Section 6.8. Repurchase of Shares. The Board of Directors may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders, provided, however, that such repurchase does not impair the capital or operations of the Company. Neither the Sponsor, the Advisor, the Directors nor any Affiliates of any such Person may receive any fees on the repurchase of Shares by the Company.

Section 6.9. Dividend Reinvestment Plans. The Board of Directors may establish, from time to time, a dividend reinvestment plan or plans (a “Reinvestment Plan”). Pursuant to such Reinvestment Plan, (a) all material information regarding the Dividend to the Stockholders and the effect of reinvesting such Dividend, including the tax consequences thereof, shall be provided to the Stockholders at least annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in clause (a) above.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP

Section 7.1. Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

~~“Applicable Value” shall mean, as of any date, with respect to each Share, the fair value of such Share, as determined in good faith by the Board of Directors.~~

“Actual Ownership” shall mean ownership of Shares by a Person who would own such Shares either directly as the record owner or indirectly through a nominee, custodial or similar arrangement; provided that such Person shall be treated as the Actual Owner of such shares only if such Person would be required (ignoring for this purpose any special tax status of such Person, e.g., as a tax-exempt organization) to include in gross income for U.S. federal income tax purposes the distributions received with respect to such shares. In any case, Actual Ownership shall be determined without taking into account any attribution rules or constructive ownership rules under the Code. The terms “Actual Owner,” “Actually Owns,” and “Actually Owned” shall have correlative meanings.

“Applicable Value” shall mean, as of any date, with respect to each Share, the fair value of such Share, as determined in good faith by the Board of Directors.

“Beneficial Ownership” shall mean, with respect to any Person, ownership of Shares equal to the sum of (i) the Shares Actually Owned by such Person and (ii) the Shares indirectly owned by such Person (if such Person is an “individual” as defined in Section 542(a)(2) of the Code) taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Separate Trust, one or more organizations described in each of Section 170(b)(1)(A) and Section 170(c) of the Code that are named by the Company as the beneficiary or beneficiaries of such Separate Trust, in accordance with the provisions of Section 7.12(a).

~~“Ownership Limit” shall mean, with respect to each class of Shares of the Company outstanding as of any particular time, 9.8% of the total number of shares of such class of Shares outstanding as of such time.~~

“Non-Transfer Event” shall mean any event other than a purported Transfer that would cause (i) any Person to Beneficially Own Shares of any class in excess of the Ownership Limit, (ii) the Company to become “closely held” within the meaning of Section 856(h) of the Code, and/or (iii) the Company to otherwise fail to qualify as a REIT (other than as a result of a violation of the “100-shareholder” requirement of Section 856(a) (5) of the Code), in each case including, but not limited to (x) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Shares, (y) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares, or (z) changes in the ultimate direct or indirect ownership of any Person that is a record owner of Shares.

“Ownership Limit” shall mean, with respect to each class of Shares of the Company outstanding as of any particular time, 9.8% of the total number of shares of such class of Shares outstanding as of such time.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.12(e) hereof.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 7.3, would own record title to Shares.

“Restriction Termination Date” shall mean the first day after which (i) the Board of Directors determines that it is no longer in the best interests of the Company to continue to qualify as a REIT and (ii) the Stockholders affirmatively vote to revoke the Company’s election to be taxed as a REIT.

“Separate Trust” shall mean any separate trust created pursuant to Section 7.3 and administered in accordance with the terms of Section 7.12, for the exclusive benefit of any Beneficiary.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Shares, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trustee” shall mean any person or entity unaffiliated with both the Company and any Prohibited Owner, such Trustee to be designated by the Company to act as trustee of any Separate Trust, or any successor trustee thereof.

Section 7.2. Restrictions on Ownership and Transfers.

(a) From the date of the Initial Public Offering and prior to the Restriction Termination Date, except as provided in Section 7.9, (i) no Person shall Beneficially Own outstanding Shares of any class in excess of the Ownership Limit and (ii) any Transfer that, if effective, would result in any Person Beneficially Owning Shares of any class in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares that would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess Shares.

(b) Notwithstanding any other provision herein, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Shares being Actually Owned by fewer than 100 Persons shall be void ab initio in its entirety; and the intended transferee shall acquire no rights in any of such Shares intended to be Transferred.

(c) Notwithstanding any other provision herein, any Transfer of Shares that, if effective on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess Shares.

(d) Notwithstanding any other provision herein, any Transfer of Shares that, if effective on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would cause the Company to fail to qualify as a REIT shall be void ab initio as to the Transfer of that number of Shares in excess of the number that could have been Transferred without such result; and the intended transferee shall acquire no rights in such excess Shares.

Section 7.3. Transfer in Trust.

(a) If, notwithstanding the other provisions contained in this Article VII, at any time on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would Beneficially Own Shares of any class in excess of the Ownership Limit, then, (i) except as otherwise provided in Section 7.9, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Shares Actually or Beneficially Owned by such Actual or Beneficial Owner shall cease to own any right or interest) in such number of Shares that would cause such result, and (ii) such number of Shares in excess of, as applicable, the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with Section 7.12, transferred automatically and by operation of law to a Separate Trust to be held in accordance with that Section 7.12. Such transfer to a Separate Trust and the designation of the shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be.

(b) If, notwithstanding the other provisions contained in this Article VII, there is a purported Transfer or Non-Transfer Event that, if effective at any time on or after the date of the Initial Public Offering and prior to the Restriction Termination Date, would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code or to otherwise fail to qualify as a REIT (other than as a result of a violation of the 100-shareholder requirement of Section 856(a) (5) of the Code), then (i) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Shares, the ownership of which by such purported transferee or record holder would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code or to otherwise fail to qualify as a REIT (other than as a result of a violation of the 100-shareholder requirement of Section 856(a) (5) of the Code); and (ii) such number of Shares (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 7.12, transferred automatically and by operation of law to the Separate Trust to be held in accordance with that Section 7.12. Such transfer to a Separate Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

Section 7.4. Remedies For Breach. If the Company or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.2 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 7.2, the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or acquisition.

Section 7.5. Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Shares in violation of Section 7.2, or any Person who owned Shares that were transferred to a Separate Trust pursuant to the provisions of Section 7.3, shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or the Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

Section 7.6. Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a) Every record owner of five percent (5%) or more, or such lower percentage as may be required pursuant to the Code or the regulations thereunder, of the outstanding Shares shall within 30 days after January 1 of each year give written notice to the Company stating the name and address of such record owner, the Actual Owners of such Shares, and such additional information regarding the Beneficial Owners of such Shares as the Company may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(b) Each Person who is a Beneficial Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for an Actual or Beneficial Owner shall provide to the Company such information as the Company may reasonably request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

Section 7.7. Remedies Not Limited. Nothing contained in this Article VII shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

Section 7.8. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation, based on the facts known to it.

Section 7.9. Exception. The Board of Directors, in the exercise of its sole and absolute discretion, may exempt, prospectively or retroactively, from the operation of Section 7.2 certain specified Shares proposed to be Beneficially Owned by a Person who has provided the Board of Directors with such evidence, undertakings and assurances as the Board of Directors may require that such Beneficial Ownership of the specified shares will not prevent the continued qualification of the Company as a REIT under the Code and the regulations thereunder. The Board of Directors may, but shall not be required to, condition the grant of any such exemption upon the obtaining of an opinion of counsel, a ruling from the Internal Revenue Service, or such other assurances as the Board of Directors may deem to be satisfactory.

Section 7.10. Notice to Stockholders upon Issuance or Transfer. Upon issuance or transfer of Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The Shares issued or transferred are subject to restrictions on transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may at any time Beneficially Own any class of Shares in excess of 9.8% of the total number of Shares of such class outstanding at any time. No Person may own

Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT. Any Person who attempts to acquire or own Shares in excess of the above limitations must immediately notify the Company in writing. If the restrictions above are violated, the Shares represented hereby will be transferred automatically and by operation of law to a Separate Trust and shall be designated Shares-In-Trust. In addition, no transfer of any class of Shares shall be effective if such transfer would result in the Company’s outstanding Shares being Actually Owned by fewer than 100 Persons. Certain terms in this notice have meanings defined in the Company’s Articles of Incorporation, as the same may be further amended from time to time, a copy of which, including the restrictions on Transfer, will be sent without charge to each Stockholder who so requests.”

Section 7.11. Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

Section 7.12. Shares-in-Trust.

(a) Ownership in Trust. Any Shares transferred to a Separate Trust and designated Shares-in-Trust pursuant to Section 7.3 shall be held for the exclusive benefit of the Beneficiary. The Company shall name a beneficiary of each Separate Trust within five (5) days after discovery of the existence thereof. Any transfer to a Separate Trust, and subsequent designation of Shares as Shares-in-Trust, pursuant to Section 7.3 shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Separate Trust. Shares-in-Trust shall remain issued and outstanding Shares and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding Shares of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 7.12(e), such Shares-in Trust shall cease to be designated as Shares-in-Trust.

(b) Rights to Distributions. The Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all distributions as may be ~~declared~~authorized by the Board of Directors ~~of~~and declared by the Company on such Shares and shall hold such distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trustee the amount of any distributions received by it that (i) are attributable to any Shares designated Shares-in-Trust and (ii) the record date of which is on or after the date that such shares became Shares-in-Trust. The Company shall take all measures that it determines reasonably necessary to recover the amount of any such distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future distributions payable on Shares held by a Person who, but for the provisions of Section 7.3, would receive the distributions with respect to the Shares-in-Trust; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Trustee for the benefit of the Beneficiary the distributions so received or withheld, as the case may be.

(c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Company, each Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Shares of the same class or series, that portion of the assets of the Company that is available for distribution to the holders of such class and series of Shares. The Trustee shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided that, the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section 7.12(c) in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for Shares and which Transfer resulted in the transfer of the shares to the

Separate Trust, the price per share, if any, such Prohibited Owner paid for the Shares and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Separate Trust, the price per share equal to the Applicable Value on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Separate Trust shall be distributed to the Beneficiary.

(d) Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of Shares prior to the discovery by the Company that the Shares are Shares-in-Trust shall, subject to applicable law and only to the extent that no Person other than the Company and/or the Prohibited Owner are materially and adversely affected, be rescinded and shall be void ab initio with respect to such Shares-in-Trust, and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Separate Trust of the Shares under Section 7.3, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

(e) Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. As soon as reasonably practicable, in an orderly fashion so as not to materially adversely affect the Applicable Value of the Shares-in-Trust, the Trustee shall designate any Person as a Permitted Transferee; provided that, (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Separate Trust and the redesignation of such Shares so acquired as Shares-in-Trust under Section 7.3. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this paragraph, the Trustee of a Separate Trust shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee; (ii) cause to be recorded on the books of the Company that the Permitted Transferee is the holder of record of such number of Shares; and (iii) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Prohibited Owner pursuant to Section 7.12(f).

(f) Compensation to Record Holder of Shares that Become Shares-In-Trust. Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section 7.12(e) of this Article VII) to receive from the Trustee the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for Shares and which Transfer resulted in the transfer of the shares to the Separate Trust, the price per share, if any, such Prohibited Owner paid for the Shares, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Separate Trust, the price per share equal to the Applicable Value on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee of the Separate Trust from the sale or other disposition of such Shares-in-Trust in accordance with Section 7.12(e). Any amounts received by the Trustee in respect of such Shares-in-Trust in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.12(f) shall be distributed to the Beneficiary in accordance with the provisions of Section 7.12(e). Each Beneficiary and Prohibited Owner waives any and all claims that they may have against the Trustee and the Separate Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 7.12 by, such Trustee or the Separate Trust.

(g) Purchase Right in Share-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Applicable Value at the time of such devise, gift or Non-Transfer Event) and (ii) the Applicable Value on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Non-Transfer Event or purported Transfer that resulted in such Shares-in-Trust and (ii) the date the Company determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Company does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 7.5.

ARTICLE VIII

STOCKHOLDERS

Section 8.1. Meetings.

(a) Annual Meetings. There shall be an annual meeting of the Stockholders, to be held upon written notice at such time (at least 30 days after the delivery of the annual report) and convenient location, within or outside of the State of Maryland, as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Directors, to review and discuss the business and affairs of the Company and the Operating Partnership, and for the transaction of any other business within the powers of the Company. The Board of Directors (including the Independent Directors) shall take reasonable steps to ensure that the annual meeting is held.

(b) Special Meetings. Special meetings of the Stockholders may be called by the President, a majority of the Board of Directors or a majority of the Independent Directors (as defined in the Articles of Incorporation), and shall be called by the secretary of the Company upon the written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Within 10 days after receipt of such a written request, the secretary of the Company shall give written notice of such meeting and the purposes thereof to all Stockholders, either in person or by mail, with such meeting to be held not less than 15 days nor more than 60 days after distribution of such notice at a time and place specified in the request, or if none is specified, at a time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.

Section 8.2. Voting Rights. Subject to the rights and powers of any class or series of Shares then outstanding, the Stockholders shall be entitled to vote only on the following matters:

(a) the election of Directors as provided in Sections 5.2(c) and 5.2(d) and the removal of Directors as provided in Section 5.6;

(b) an amendment of these Articles of Incorporation as provided in Article XIII;

(c) the dissolution of the Company as provided in Section 15.2;

(d) a merger, consolidation or other reorganization of the Company, or the sale or disposition of substantially all of the Company’s assets, as provided in Article XIV;

(e) the termination or revocation of the Company’s status as a REIT for federal income tax purposes as provided by Section 5.1(c); and

(f) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification.

Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board of Directors.

Section 8.3. No Preemptive ~~or Appraisal~~ Rights. Except as may be provided by the Board of Directors in establishing the terms of any class or series of Shares pursuant to Article VI, or as may otherwise be provided to any Stockholder by contract, no Stockholder shall, in such Person’s capacity as a Stockholder, ~~(a)~~ have any preemptive right to purchase or subscribe for any additional Shares of the Company or any other Securities of the Company that the Company may issue or sell ~~or (b) except as expressly required by the Maryland Corporation Law, have any right to require the Company to pay him or her the fair value of his or her Shares in an appraisal or similar proceeding~~.

Section 8.4. Extraordinary Actions. Except as otherwise expressly provided in these Articles of Incorporation and notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any Stockholder action shall be effective and valid if approved by the affirmative vote of holders of Shares representing a majority of all the Shares entitled to vote on the matter.

Section 8.5. Action By Stockholders Without a Meeting. Actions required or permitted to be taken by the Stockholders may be taken without a meeting of the Stockholders only by unanimous written consent, except to the extent that the rights of any class or series of Preferred Shares permit actions by the holders of such Preferred Shares by written consent.

Section 8.6. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, Directors other than Independent Directors or any of their respective Affiliates, neither the Advisor, such non-Independent Directors, nor any of their respective Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor (to the extent that the Stockholders are permitted to vote on such matter under to the Advisory Agreement), any non-Independent Director or any transaction between the Company and the Advisor, any non-Independent Director or any of their respective Affiliates. With respect to Shares owned by any Independent Director, such Independent Director (or any of his or her Affiliates) may not vote or consent on matters submitted to the Stockholders regarding the removal of such Independent Director or any transaction between the Company and such Director (or any of his or her Affiliates). In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, any Director and any of their respective Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 8.7. Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted reasonable access to all corporate records of the Company at and during reasonable times, and may inspect and copy any of them. Inspection of the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 8.8. Access to Stockholder List.

(a) An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any

Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of the receipt by the Company of the request. The copy of the Stockholder List mailed to the requesting Stockholder shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge on the requesting Stockholder for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholder’s voting rights, and the exercise of Stockholder rights under federal proxy laws.

(b) If the Advisor or the Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and such Directors shall be liable to any Stockholder requesting the list for the costs, including attorney’s fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or for the purpose of using the Stockholder List for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to Stockholders under federal law, or the laws of any state.

Section 8.9. Reports. The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly-held Securities of the Company within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the date of the initial public offering of the Shares. Such annual report shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties in connection with the operation of the Company by such third parties; (d) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (f) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions between the Company and one or more Directors, the Advisor, the Sponsor or any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (g) all Dividends paid to the Stockholders for the period.

Section 8.10. Rights of Objecting Stockholders. Stockholders shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland Corporation Law unless the Board of Directors shall determine that such rights shall apply, with respect to all or any classes or series of Shares, to a particular transaction or all transactions occurring after the date of such approval in connection with which Stockholders would otherwise be entitled to exercise such rights.

ARTICLE IX

ADVISOR

Section 9.1. Appointment and Initial Investment of Advisor. The Board of Directors is responsible for setting the general policies of the Company and for the general supervision of the Company’s business. The Directors, however, are not required personally to conduct the business of the Company, and they may (but need not) appoint or employ or contract with any Person (including any Person Affiliated with any Director) as an advisor to the Company and may grant or delegate such authority to any such Person as the Board of Directors, in its sole discretion, may deem necessary or desirable. Subject to the provisions of this Article IX, the terms and conditions of the Company’s relationship with the Advisor shall be set forth in the Advisory Agreement. The term of the Advisory Agreement shall not exceed one year, although there is no limit to the number of times that any Advisory Agreement may be renewed for an additional term not to exceed one year. The Advisor or any of its Affiliates may purchase Shares or OP Units. As of the date hereof, the Advisor or one of its Affiliates has purchased 20,000 OP Units as a portion of the initial capitalization of the Company and the Operating Partnership. The Advisor or such Affiliate may not sell such 20,000 OP Units to any Person other than an Affiliate of the Advisor while the Advisor remains the advisor to the Company.

Section 9.2. Supervision of the Advisor.

(a) The Board of Directors shall evaluate the performance of the Advisor before entering into or renewing the Advisory Agreement and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board of Directors. The Board of Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Board of Directors. The Board of Directors shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.

(b) The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually and with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated companies. Each such determination shall be reflected in the minutes of the meetings of the Board of Directors. The Independent Directors will be responsible for reviewing the performance of the Advisor from time to time, but at least annually, and determining that compensation to be paid to the Advisor by the Company and the Operating Partnership and the distributions made or required to be made to the Advisor pursuant to Sections 5.1(c), 5.1(d), and 5.1(e) of the OP Partnership Agreement upon the occurrence of certain events, is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Such determinations shall be reflected in the minutes of the meetings of the Board of Directors. Specifically, the Independent Directors will consider factors such as:

(i) the Net Assets and Net Income of the Company;

(ii) the amount of the fees and other compensation paid to the Advisor in relation to the size, composition and performance of the Company’s portfolio;

(iii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company;

(iv) rates charged to comparable companies and to investors other than comparable companies by advisors performing the same or similar services;

(v) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan, administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business;

(vi) the quality and extent of service and advice furnished by the Advisor;

(vii) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations;

(viii) the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account; and

(ix) other factors related to managing a public company, such as ~~shareholder~~stockholder services and support, compliance with federal and state securities laws, including the Sarbanes-Oxley Act of 2002.

The Independent Directors may also consider all other factors which they deem relevant and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board of Directors.

(c) The Board of Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

Section 9.3. Fiduciary Obligation of the Advisor. The Advisory Agreement shall provide that the Advisor has a fiduciary responsibility to the Company and to the Stockholders.

Section 9.4. Termination. The Advisory Agreement shall provide that either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function. The Board of Directors must determine that any successor to the Advisor possesses sufficient qualifications to (a) perform the advisory function for the Company, and (b) justify the compensation provided for in the advisory agreement with such successor.

Section 9.5. Organization and Offering Expenses. The Company shall only pay reasonable Organization and Offering Expenses and in no event shall such expenses exceed 15% of Gross Proceeds of any applicable offering.

Section 9.6. Reimbursement for Operating Expenses. The Company shall reimburse the Advisor for Operating Expenses incurred by the Advisor except that the Company shall not reimburse the Advisor for Operating Expenses that in the fiscal year then ended exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Rule”) for such year. Within 60 days after the end of each fiscal quarter, the Advisor will reimburse the Company for any amounts by which the Operating Expenses exceeded the 2%/25% Rule for the 12 months then ended, unless a majority of the Independent Directors determine, based on such unusual and non-recurring factors which they deem sufficient, that such excess was justified. Any such determination by the Independent Directors and the reasons supporting such determination shall be reflected in the minutes of the meetings of the Board of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses (for the 12 months just ended) exceed the 2%/25% Rule, the Advisor shall send a written disclosure of such fact to the Stockholders, together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Operating Expenses were justified, if applicable.

Section 9.7. Limitation on Acquisition Fees and Acquisition Expenses. Notwithstanding anything contained in this Article IX, the total of all Acquisition Fees and Acquisition Expenses shall not exceed, in the aggregate, an amount equal to 6% of the Contract Purchase Price for each Real Estate Asset with respect to Real Estate Assets purchased by the Company; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Section 9.8. Real Estate Commission on Sale of Real Estate Assets. If the Advisor or one of its Affiliates provides a substantial amount of services in selling any Real Estate Asset, the Advisory Agreement may provide for the Company to pay the Advisor or such Affiliate a real estate disposition fee upon sale such Real Estate Asset, in an amount equal to the lesser of (i) one-half of a Competitive Real Estate Commission, or (ii) 3% of the proceeds of the sale of such Real Estate Asset. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the proceeds of the sale of such Real Estate Asset.

Section 9.9. Incentive Fees. The Advisory Agreement may provide for the Company to pay the Advisor an amount of or a percentage interest in the gain from the sale of assets held directly or indirectly by the Company, for which full consideration is not paid in cash or property of equivalent value, so long as such amount or percentage is reasonable. Such an interest in gain from the sale of assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of the net sales proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to (a) 100% of the Invested Capital, plus (b) 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisors and any of their Affiliates shall be allowed such fees provided that such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company’s assets by each respective Advisor or any Affiliate thereof. For purposes of this Section 9.9, “Invested Capital” means an amount equal to (x) the total number of Shares purchased by Stockholders, multiplied by (y) price of the Shares in the Initial Public Offering.

Section 9.10. Payments by the Operating Partnership. When calculating the fees or compensation payable to the Advisor or the Sponsor for purposes of this Article IX, any fees paid to the Advisor or the Sponsor, and any distributions made to the Advisor, by the Operating Partnership shall be taken into account. When calculating the amount of expenses of the Advisor or the Sponsor to be reimbursed under this Article IX, any reimbursements of expenses of the Advisor or the Sponsor made by the Operating Partnership shall be taken into account.

ARTICLE X

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 10.1. Investment Objectives and Policies. The Company’s primary investment objectives are: (a) to preserve, protect and return the invested capital of the Stockholders; (b) to maximize cash available for Dividends; (c) to realize capital appreciation upon the ultimate sale of the Real Estate Assets; and (d) to provide Stockholders with liquidity of their investment within ten (10) years after the commencement of the Initial Public Offering through either (i) the Listing of the Shares, or (ii) if Listing does not occur within ten (10) years following the commencement of the Initial Public Offering, the dissolution of the Company and orderly liquidation of its assets. The sheltering from tax of income from other sources is not an objective of the Company. Subject to the restrictions set forth herein, the Board of Directors shall cause the Company to take all actions necessary or desirable (in the sole and absolute discretion of the Board of Directors) to allow the Company to continue to meet the REIT Requirements; provided, however, no Director, officer, employee or agent of the Company, including the Advisor, shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.3. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.

Section 10.2. Review of Objectives. The Independent Directors shall review the investment and borrowing policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

Section 10.3. Certain Permitted Investments. Subject to any limitations in Section 10.4 and Article XI, the Company may invest in:

(a) Real Estate Assets;

(b) short-term investments, including government obligations, bank certificates of deposit, short-term debt obligations and interest-bearing accounts or other authorized short-term investments as determined by the Board of Directors;

(c) mortgage loans and mortgage securities, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable to the Company; and

(d) joint ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate of any such Person, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) approve such investment as being fair and reasonable to the Company, and (ii) determine that the investment by the Company and other third party investors making a comparable investment in the joint venture are on substantially the same terms and conditions.

Section 10.4. Investment Limitations. In addition to other investment restrictions imposed by the Board of Directors from time to time, consistent with the Company’s objective of qualifying as a REIT, the following limitations shall apply to the Company’ s investments and to the conduct of the Company’s business:

(a) Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Company shall not invest in commodities or commodity futures contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate Assets and mortgages.

(c) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Directors, Sponsor or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d) The Company shall not make or invest in mortgage loans, including construction loans, on any one Real Estate Asset if the aggregate amount of all mortgage loans outstanding on the Real Estate Asset, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the Real Estate Asset as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the Real Estate Asset, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged Real Estate Asset), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(e) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors, the Sponsor or any of their respective Affiliates.

~~(f) The Company shall not invest in indebtedness (“Junior Debt”) secured by a mortgage on real property which is subordinate to any lien for other indebtedness (“Senior Debt”), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s Net Assets.~~

(f) [Reserved].

(g) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The Company shall not incur (or enter into an agreement to incur) indebtedness if the incurrence thereof would cause the Company’s Leverage to exceed ~~65~~300% of the aggregate value of ~~the Real Estate~~Net Assets unless approved by a majority of the Independent Directors and disclosed to the Stockholders in the next quarterly report of the Company; provided, that Leverage on individual Real Estate Assets may exceed such limit.

(h) The Company shall not underwrite the Securities of other issuers. In addition, except for investments in Real Estate Assets and short-term investments of the type described in Section 10.3(b), the Company shall not invest in Securities of other issuers other than the Operating Partnership, unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

(i) The Company shall not issue (A) equity securities redeemable solely at the option of the holder; (B) non-voting or assessable securities; or (C) options, warrants, or similar evidences of a right to buy the Company’s securities (collectively, “Options”) unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or (3) as part of a stock option plan available to Directors, officers or employees of the Company, the Sponsor or the Advisor. Options may not be issued to the Advisor, the

Directors, the Sponsor or any Affiliate thereof except on the same terms as such Options are sold to the general public, when applicable. Options may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant of any such Options. The voting rights per share of Shares (other than publicly held Common Shares) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of the publicly held Common Shares as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly offered Common ~~Shares~~Share.

(j) The consideration paid for real property acquired by the Company shall be based on the fair market value of the property as determined by a majority of the Directors. If any Real Estate Asset is acquired from an Affiliated Seller, or if a majority of the Independent Directors determine that a third-party appraisal is necessary to determine the fair market value of any other Real Estate Asset to be acquired by the Company, the Company shall engage an Independent Expert selected by the Independent Directors to determine the fair market value of such Real Estate Asset.

(k) The Company shall not operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(l) The Company shall not issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;

(m) The Company shall not issue Shares on a deferred payment basis or under similar arrangements.

~~(n) The Company shall not invest in equity securities (other than OP Units and short term investments) unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.~~

(n) [Reserved].

(o) The Company shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Shares.

ARTICLE XI

CONFLICTS OF INTEREST

Section 11.1. Sales and Leases to Company. The Company may purchase or lease any asset (including any Real Estate Asset) from an Affiliated Seller only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company. Additionally, the Company may not purchase any asset (including any Real Estate Asset) from an Affiliated Seller at a price to the Company that is greater than the cost of the asset to the Affiliated Seller unless substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

Section 11.2. Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. A Sponsor, Advisor, Director or Affiliate may purchase or lease a any asset (including any Real Estate Asset) from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

Section 11.3. Other Transactions.

(a) No goods or services will be provided by the Advisor or its Affiliates to the Company, except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair, competitive and commercially reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(b) The Company shall not make loans to the Sponsor, the Advisor, Directors or any Affiliates thereof, except for mortgage loans described in Section 10.4(c) in these Articles of Incorporation or loans to a wholly-owned subsidiary of the Company.

(c) The Company shall not borrow money from the Sponsor, the Advisor, any of the Directors or any of their respective Affiliates for the purpose of acquiring real property, and shall not borrow money from such Persons for other purposes unless such loan is approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable and no less favorable to the Company than comparable loans between unaffiliated parties under the same circumstances.

(d) The Company shall not enter into any other transaction with the Sponsor, the Advisor, any of the Directors or any of their respective Affiliates, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE XII

LIABILITY LIMITATION, INDEMNIFICATION

Section 12.1. Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Company by reason of being a Stockholder.

Section 12.2. Limitation of Liability of Directors and Officers. ~~To the maximum extent permitted by~~Subject to the applicable limitations set forth under Maryland law in effect from time to time ~~and subject to the limitations of~~or Section II.G. of the ~~North American Securities Administrators Association, Inc. Statement of Policy Regarding Real Estate Investment Trusts dated September 29, 1993 (the “~~NASAA REIT Guidelines~~”)~~, no director or officer of the Company shall be liable to the Company or the Stockholders for money damages. Neither the amendment or repeal of this Section 12.2, nor the adoption or amendment of any other provision of these Articles of Incorporation or the Bylaws inconsistent with this Section 12.2 shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission that occurred prior to such amendment, repeal or adoption. Notwithstanding anything to the contrary in this Section 12.2, this limitation on liability applies only to the extent that the particular officer or director has satisfied the requirements of Sections 12.3(b)(i) and (ii).

Section 12.3. Indemnification.

(a) Definitions. In this Section 12.3:

(i) “Indemnitee” means (1) any present or former Director or officer of the Company, (2) any person who while serving in any of the capacities referred to in clause (1) hereof served at the Company’s request as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, (3) any person nominated or designated by (or pursuant to authority granted by) the Directors or any committee thereof to serve in any of the capacities referred to in clauses (1) or (2) hereof, and (4) the Advisor and any Affiliate of the Advisor.

(ii) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

(b) Indemnification. Subject to the limitations of Sections 12.3(b)(i) and (ii), the Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys’ fees) actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 12.3(a)(i) ~~to the fullest extent that indemnification is permitted by the Maryland Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide prior to such amendment) and subject to the limitations of Section II.G. of the NASAA Guidelines~~; provided, however, that in no event shall this sentence enlarge the indemnification permitted below under Sections 12.3(b)(i) and (ii). For purposes of this Article XII, an Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Notwithstanding anything to the contrary in this Section 12.3:

(i) the Company will not indemnify any Indemnitee unless:

(A)	The Indemnitee has determined in good faith that the course of conduct which caused the loss, liability or expense was in the best interests of the Company;

(B)	The Indemnitee was acting on behalf of the Company or performing services for the Company;

(C)	Such liability or loss was not the result of:

(1)	in the case of any Indemnitee other than an Independent Director, negligence or misconduct by the Indemnitee, or

(2)	in the case that the Indemnitee is an Independent Director, gross negligence or willful misconduct by the Indemnitee; and

(D)	any indemnification or agreement to hold harmless may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders;

(ii) ~~notwithstanding anything to the contrary in Section 12.3(i),~~ the Company will not indemnify any Indemnitee for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless:

(A)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee;

(B)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee; or

(C)	a court of competent jurisdiction approves a settlement of the claims against the particular Indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the matter has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for securities law violations.

(c) Advancement of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a Proceeding only if all of the following conditions are satisfied: (a) the Proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) either (i) the Proceeding was initiated by a third party who is not a Stockholder, or (ii) if the Proceeding was initiated by a Stockholder, the initiating Stockholder was acting in his or her capacity as such and the advancement was approved by a court of competent jurisdiction, and (c) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

ARTICLE XIII

AMENDMENTS

Subject to the terms of these Articles of Incorporation, the Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law. All rights and powers conferred by these Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in these Articles of Incorporation, and to the extent otherwise permitted by Maryland law, any amendment to these Articles of Incorporation shall be valid only if ~~approved~~declared advisable by resolution of the Board of Directors and approved by the affirmative vote of a majority of all votes entitled to be cast on the matter.

ARTICLE XIV

MERGER, CONSOLIDATION OR SALE OF COMPANY PROPERTY

Section 14.1. Authority of Directors. Subject to the provisions of any class or series of Shares at the time outstanding, the Board of Directors shall have the power to:

(a) merge the Company into another entity or otherwise cause a reorganization of the Company;

(b) consolidate the Company with one or more other entities into a new entity;

(c) sell or otherwise dispose of all or substantially all of the Company’s assets; or

(d) dissolve or liquidate the Company;

provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties. For purposes of this Section 14.1, the term “reorganization” means a reorganization of the Company of the type that would require an amendment to these Articles of Incorporation (other than an amendment that would not require ~~shareholder~~stockholder approval pursuant to Article XIII hereof).

Section 14.2. Roll-Up Transactions.

(a) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the Company’s assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii) one of the following:

(1) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(2) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.

(b) The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i) that would result in the Stockholders having voting and other rights in a Roll-Up Entity that are less than the rights provided for in Sections 6.5(b), 8.1, 8.2, 8.7, 8.8, 8.9 and 12.1;

(ii) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.7 and 8.8; or

(iv) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is ~~not approved~~rejected by the Stockholders.

ARTICLE XV

DURATION OF THE COMPANY

Section 15.1. Term. The Company automatically will dissolve on February 23, ~~2015 [As corrected by Certificate of Correction],~~2015, will undertake orderly liquidation and sales of Company assets and will distribute any net sales proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the Maryland Corporation Law.

Section 15.2. Dissolution of the Company by the Board of Directors. The Board of Directors may dissolve the Company as provided in Section ~~14.1.~~15.1; provided, however, that such action shall have been approved by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter.

ARTICLE XVI

MISCELLANEOUS

Section 16.1. Governing Law. The Articles shall be construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 16.2. Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Company if executed by the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (a) the number or identity of Directors, officers of the Company or Stockholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Directors or Stockholders; (d) a copy of these Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (e) an amendment to these Articles of Incorporation; (f) the ~~termination~~dissolution of the Company; or (g) the existence of any fact relating to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company on its behalf or by any officer, employee or agent of the Company.

Section 16.3. Severability.

(a) The provisions of these Articles of Incorporation are severable, and if any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, Maryland Corporation Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Article XIII and without affecting or impairing any of the remaining provisions of these Articles of Incorporation or rendering invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

(b) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

Section 16.4. Construction. In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation.

Section 16.5. Recordation. These Articles of Incorporation and any amendment hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Board of Directors deems appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

SIXTH: This amendment and restatement of the ~~Articles of Incorporation of the Company~~charter was advised by the Board of Directors and approved by the ~~sole Stockholder~~Stockholders of the Company.

SEVENTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article IV of the foregoing amendment and restatement of the charter.

EIGHTH: The name and address of the Company’s current resident agent is set forth in Article IV of the foregoing amendment and restatement of the charter.

NINTH: The number of directors of the Company and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

TENTH: The undersigned President of Paladin Realty Income Properties, Inc. acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Company has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf ~~on this 25th day of February 2005,~~ by its President ~~who acknowledges that these Articles of Amendment and Restatement are the act of the Company and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment and Restatement are true in all material respects~~and attested to by its Secretary on this ____ day of _____________ 200___.

Paladin Realty Income Properties, Inc.

By:
James R. Worms
President

ATTEST:

Michael B. Lenard
Secretary

~~CERTIFICATE OF CORRECTION~~

~~OF~~

~~PALADIN REALTY INCOME PROPERTIES, INC.~~

~~This Certificate of Correction sets forth the following:~~

~~1. The title of the document being corrected is the Articles of Amendment and Restatement of Paladin Realty Income Properties, Inc.;~~

~~2. The name of the party to the document being corrected is Paladin Realty Income Properties, Inc.;~~

~~3. The date that the document being corrected was filed was February 28, 2005 with the Department of Assessments and Taxation of Maryland;~~

~~4. The first provision in the document to be corrected is the date of the Dealer Manager Agreement, which appears on page 4, paragraph 4 of the Articles of Amendment and Restatement in the definition of “Dealer Management Agreement.” The document contained a typographical error stating that the date of the Dealer Manager Agreement was February 25, 2005. The corrected date is February 28, 2005.~~

~~5. The second provision in the document to be corrected is the date of dissolution of the Company, which appears in the first line of Section 15.1. The document contained a typographical error stating that the date of dissolution was February 23, 2014. The corrected date is February 23, 2015.~~

~~The Articles of Amendment and Restatement, which was filed with the Department of Assessments and Taxation of Maryland on February 28, 2005, is hereby corrected.~~

~~Executed on this 30th day of June, 2005.~~

~~/s/ Michael B. Lenard~~
~~Michael B. Lenard~~
~~Authorized Person~~

~~RETURN TO:~~

~~Michael B. Lenard~~

~~Paladin Realty Income Properties, Inc.~~

~~10880 Wilshire Blvd., Suite 1400~~

~~Los Angeles, California 90024~~

~~IN WITNESS WHEREOF, the Company has caused this Certificate of Correction to be signed in its name and on its behalf on this 30th day of June 2005, by its Vice President who acknowledges that this Certificate of Correction is the act of the Company and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained in this Certificate of Correction are true in all material respects.~~

~~Paladin Realty Income Properties, Inc.~~

~~By:~~	~~/s/ John A. Gerson~~
~~John A. Gerson~~
~~Executive Vice President~~

~~ATTEST:~~

~~/s/ Michael B. Lenard~~
~~Michael B. Lenard~~
~~Secretary~~

Admission Card

You should bring this Admission Card to the 2008 Annual Meeting to be admitted. Only the stockholder whose name appears on this card will be admitted. Due to space limitations, admission to the 2008 Annual Meeting will be on a first-come, first-served basis. Registration will begin at 9:00 A.M.

PALADIN REALTY INCOME PROPERTIES, INC.

2008 ANNUAL STOCKHOLDERS MEETING

THURSDAY, JUNE 19, 2008, 10:00 A.M., LOCAL TIME

10880 WILSHIRE BOULEVARD, SUITE 1400

LOS ANGELES, CALIFORNIA 90024

Detach and return Proxy Card; retain Admission Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PALADIN REALTY INCOME PROPERTIES, INC.

The undersigned hereby appoints James R. Worms and Michael B. Lenard, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to attend the Annual Stockholders Meeting to be held at 10880 Wilshire Boulevard, Los Angeles, California, on Thursday, June 19, 2008 at 10:00 a.m., local time, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director and “for” each of the other proposals as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the proxy holder’s discretion upon other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If you wish to vote in accordance with the recommendations of the board of directors, all you need to do is sign and return this card. The proxies cannot vote your shares unless you sign, date and return this proxy card.

(Continued and to be dated and signed on reverse side)

Detach and return Proxy Card; retain Admission Card

Please mark your votes as indicated in this example: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR ITEM 1

1. Election of Directors.

☐	FOR all nominees listed below		☐	WITHHOLD AUTHORITY to vote for all nominees listed below			☐	*EXCEPTIONS
Nominees:	(01)	James R. Worms	(02)	Michael B. Lenard	(03)	John A. Gerson

	(04)	Harold H. Greene	(05)	Harvey Lenkin	(06)	Michael L. Meyer

	(07)	Christopher H. Volk

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “EXCEPTIONS” box and write that nominee’s name in the space provided below.)

*EXCEPTIONS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR ITEMS 2(A) THROUGH 2(J)

2. Approval of Charter Amendments.

Amendments:

2A—Specific Powers and Authority of the Board of Directors	☐	FOR	☐	AGAINST	☐	ABSTAIN

2B—Election, Vacancies, Resignation or Removal of Directors	☐	FOR	☐	AGAINST	☐	ABSTAIN

2C—Suitability Standards	☐	FOR	☐	AGAINST	☐	ABSTAIN

2D—Removal of Restriction on Appraisal Rights	☐	FOR	☐	AGAINST	☐	ABSTAIN

2E—Removal of Certain Investment Limitations	☐	FOR	☐	AGAINST	☐	ABSTAIN

2F—Limitation of Liability of Directors and Officers	☐	FOR	☐	AGAINST	☐	ABSTAIN

2G—Indemnification	☐	FOR	☐	AGAINST	☐	ABSTAIN

2H—Amendments to the Charter	☐	FOR	☐	AGAINST	☐	ABSTAIN

2I—Duration of the Company	☐	FOR	☐	AGAINST	☐	ABSTAIN

2J—Certain Miscellaneous, Non-Substantive Items	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Please sign EXACTLY as your name(s) appears hereon. If shares are held jointly, each joint owner should sign. When signing as administrator, attorney, executor, guardian or trustee, please give your full title. If the stockholder is a corporation or partnership, please sign the full corporate or partnership name by a duly authorized person.

Dated: , 2008

Signature

Signature

This proxy, if properly executed and delivered, will revoke all prior proxies.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.